UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, #4600 Chicago, Illinois 60606		Alan Goldberg K&L Gates LLP 70 West Madison Street, Suite 3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/15

Date of reporting period:	09/30/15

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2015

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2015 Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund (OAKMX)
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund (OAKLX)
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund (OAKBX)
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund (OAKGX)
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund (OAKWX)
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Oakmark International Fund (OAKIX)
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	33
Oakmark International Small Cap Fund (OAKEX)
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Financial Statements
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Notes to Financial Statements	51
Financial Highlights	63
Report of Independent Registered Public Accounting Firm	70
Federal Tax Information	71
Disclosures and Endnotes	71
Trustees and Officers	73

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"If you don't know where you are going, you might wind up someplace else."

-Yogi Berra

(May 12, 1925 – September 22, 2015) RIP

Party Like It's 1908

As I write this, something wonderful is happening in Chicago: There is excitement about winning an October baseball game for the first time in twelve years.1 The Chicago Cubs are finally back in the playoffs. As every Chicago Cubs fan knows, it has been a long road back from our last World Series win in 1908. In 2003, we were one game from going to the World Series, leading the Florida Marlins three games to one, but went on to lose three consecutive games to the eventual champions. Since then, the Cubs compiled a cumulative regular season record of 90 games below .500 and lost all six of their playoff games, bringing their post-season losing streak to nine games. Until this year.

Twelve years ago, in our June 2003 report, I wrote about the Michael Lewis book Moneyball. It tells the story of how Oakland A's general manager Billy Beane built a team that made the post-season, even though it had one of the lowest payrolls in Major League Baseball. Beane used advanced statistics to identify valuable players whom other teams had given up on. (I liked how Beane's approach resembled Oakmark's approach to buying stocks.) In 2002, after taking the A's to the playoffs for three consecutive years, Beane turned down an offer from the Boston Red Sox to become baseball's highest paid general manager.

Spurned by Beane, the Red Sox instead hired another young statistical guru, Theo Epstein. The Red Sox had just missed the 2002 playoffs despite having one of baseball's highest payrolls, and the owners had lost patience with the team's direction. By 2004, Epstein had overhauled the roster, hired a new manager and won the World Series. From 2003 through 2011—while the Cubs struggled—the Epstein-led Red Sox won two World Series, went to the playoffs six times and ended each season an average of 25 games over .500.

In 2011, the Cubs' record was 71-91. The Cubs' owners lost patience with the team's direction, so they hired Theo Epstein away from Boston. With a starting point of 20 games under .500, the Cubs were more of a teardown than the Red Sox had been. But by 2015, the roster had been overhauled and a new manager was put in place. The team's record improved to 32 games over .500, they earned a spot in the playoffs and they are now widely considered the most promising young team in baseball.

Baseball and Business Aren't That Different

Though I enjoy writing about baseball and the Cubs, the purpose of these reports is to share how we think about investing. Baseball is just a convenient analogy for examining businesses. An owner of a baseball team gets frustrated, hires a new GM and watches for signs of a turnaround. The shareholders of a poorly performing business get frustrated, the board of directors hires a new CEO and everyone watches for signs of a turnaround.

In both baseball and business, a turnaround isn't always immediately apparent in the numbers. In Epstein's first year with the Cubs, the team lost 40 more games than they won, 20 worse than the prior season. The next two seasons weren't much better, totaling 46 games under .500. But beneath the surface, the culture was improving as toxic veterans were replaced by highly talented, motivated rookies. Strategic trades took advantage of teams that were focused on the short term. (Can you believe we got Jake Arrieta for a three-month rental of Scott Feldman? Or Addison Russell for three months of Jeff Samardzija?) A new manager was hired, Joe Maddon, who had a proven track record of getting the most from young players. Individual goals finally took a back seat to team goals. But it still took three painfully long years before that progress was visible in the number of wins.

I remember many years ago talking to Warren Batts, then-CEO of Premark, which he headed after it was spun out from Kraft. (We owned it in the Oakmark Fund.) Batts said that a new CEO needs about two years to complete strategic acquisitions or divestitures and to build a new team of top managers. Then it takes those managers a year to build their teams. So three years in, the turnaround is finally in gear, yet investors have often already given up. If Theo Epstein's tenure with the Cubs was judged by the one-, two- or three-year win-loss record, it would have been deemed a failure. In year four, he looks like baseball executive of the year. Similarly, we've often used Oakmark's long investment horizon to try to gain an advantage over shorter term investors. Patience is generally a virtue in management of a baseball team, a business or an investment portfolio.

What Is the W-L Record of a Business?

In baseball it is generally agreed upon that the number of wins defines success. (Some might say success should be measured by World Series Championships, but I agree with the purists who argue that luck plays too big a factor in an individual series whereas it tends to even out over the course of a 162-game season.) In business, however, there isn't a generally agreed-upon metric to grade the success of a CEO. In a recent political debate, a particular candidate's tenure as CEO of a public company became a topic of discussion. Various statistics were cited, including changes in sales, earnings, stock price, number of

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2015

Portfolio Manager Commentary (continued)

people employed and dollars spent on R&D. Depending on which statistic was used, the resulting conclusion ranged from miserable failure to huge success.

Of those metrics, the one that interests us most is the change over time in stock price. Stock price presumably takes into account all of the other metrics and weights them appropriately. If markets were perfectly efficient, we'd say that change in stock price is the best measure of a CEO. But since we have seen markets sometimes overwhelmed by irrational exuberance or pessimism, we believe that an individual CEO can be unfairly blamed or credited for what is in fact a broad shift in valuation of many similar companies. When Jack Welch retired as CEO of General Electric in 2000, he was replaced by current CEO Jeff Immelt. Say what you will about Immelt's tenure as CEO, but it wasn't his fault that it started just as the large-cap bull market of 2000 was ending, when GE traded at 40 times earnings, a multiple at which almost no large company sells today. So, we need a better metric than stock price.

At Oakmark, we believe CEOs should have one goal: to maximize the long-term value of the business (including dividends), adjusted for net-debt and measured on a per-share basis. Interestingly, during the political debate, not one person mentioned any metric that included changes in the balance sheet or the number of shares outstanding. I don't know any business owners that would judge success or failure based on how their businesses grew without also considering how the balance sheets or their equity ownership percentage had changed. If a company doubles its size by doubling its share count, it is effectively just running in place. Many acquisitions that increase a company's sales and earnings fail to add value when considering the cash or stock that was paid to the seller.

Today it seems unpopular, especially in the political arena, to say that a CEO's goal should be to maximize value for the owners of a business. When you hear that view being challenged, remember that a company can only maximize long-term value by treating its employees fairly (or they will work elsewhere), by treating its customers fairly (or they will buy elsewhere) and by allocating its capital to the highest return projects. When a company doesn't have high return projects to invest in, returning excess capital to shareholders either through dividends or stock repurchase frees that capital to be invested in other businesses that do have growth opportunities. A no-growth company building new plants doesn't help anyone in the long run. For example, think of the societal gain that occurred when declining mainframe computer companies returned capital to shareholders and that money was invested in Internet startups. Capital returned to shareholders doesn't just get stuffed into mattresses.

At Oakmark, we believe the win-loss record of a CEO is the change in value per-share over his or her tenure. A good CEO will build a team to help maximize that change, just as a good baseball GM will build a team to maximize the number of wins. I hope by the time you read this the Cubs have passed their first playoff challenge and are on their way to the World Series. But if not, we fans will take comfort that the foundation appears to be in place for long-term success. It's a lot like our investment portfolios: When Oakmark invests in undervalued businesses run by CEOs with good win-loss records, our portfolios might not perform well next quarter or even next year, but we believe the foundation is in place for long-term success.

Oakmark.com 3

Oakmark Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Class I)	-7.93%	-4.87%	13.11%	13.39%	8.12%	12.44%	08/05/91
S&P 500 Index	-6.44%	-0.61%	12.40%	13.34%	6.80%	9.09%
Dow Jones Industrial Average[3]	-6.98%	-2.11%	9.26%	11.38%	7.17%	9.84%
Lipper Large Cap Value Funds Index[4]	-8.91%	-5.34%	11.02%	11.03%	5.32%	8.34%
Oakmark Fund (Class II)	-8.02%	-5.19%	12.76%	13.04%	7.79%	7.10%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.3
Citigroup, Inc.	2.7
MasterCard, Inc., Class A	2.6
American International Group, Inc.	2.5
JPMorgan Chase & Co.	2.5
General Electric Co.	2.3
Google, Inc., Class A	2.3
Visa, Inc., Class A	2.2
Intel Corp.	2.1
Automatic Data Processing, Inc.	2.1
FUND STATISTICS
Ticker - Class I	OAKMX
Inception - Class I	08/05/1991
Number of Equity Holdings	57
Net Assets	$16.6 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$112.7 billion
Median Market Cap	$47.6 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	33%
Expense Ratio - Class I (as of 09/30/14)	0.87%
Expense Ratio - Class I (as of 09/30/15)	0.85%
SECTOR ALLOCATION	% of Net Assets
Financials	28.9
Information Technology	25.2
Consumer Discretionary	11.8
Industrials	9.6
Consumer Staples	6.4
Energy	5.7
Health Care	5.1
Materials	2.0
Short-Term Investments and Other	5.3

4 OAKMARK FUNDS

Oakmark Fund  September 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund declined 8% during the past quarter, bringing the decline to 5% for the fiscal year ended September 30. The S&P 5002 declined 6% for the quarter and declined 1% for the fiscal year. Market volatility increased dramatically during the third quarter, driven by global economic softness, interest rate uncertainty and commodity weakness. We are certainly not pleased with near-term underperformance, but we remain confident that our focus on business value and our extended investment time horizon will position the Fund for favorable results over longer periods of time. We typically view heightened volatility as an opportunity to buy undervalued companies at attractive prices.

For the quarter and the fiscal year, energy and financials were our weakest sectors. We think these are among the most attractive areas in the market, and over one-third of the Fund's equities are invested in these two sectors. Our best performing sectors for the quarter were consumer staples and health care. The best performing sectors for the year were consumer discretionary and information technology. For the fiscal year, our best performing securities were Amazon and UnitedHealth Group, and the worst performers were Chesapeake Energy and Apache. We added two new names to the portfolio during the quarter (see below). We eliminated positions in Baker Hughes Incorporated, Glencore PLC, Las Vegas Sands Corp. and Precision Castparts Corp. We sold Precision Castparts following Berkshire Hathaway's acquisition offer. The other sales were part of our ongoing tax-trading strategy, and in these instances, we elected to invest funds elsewhere after we had completed the front-end tax-trade sales.

Anadarko Petroleum Corp. (APC-$60)

Anadarko Petroleum is a large oil and gas exploration and production company with operations in the United States and abroad. We believe the company has an excellent track record of discovering and developing profitable oil and gas reserves, and management has a reputation for being best-in-class operators. Anadarko has been able to consistently increase its proved reserves at costs that are well below industry averages, adding value in the process. Most importantly, management seeks to maximize per-share asset value with its capital allocation decisions and has shunned the "growth at all costs" mentality prevalent at many peers. This approach has encouraged low-cost development and intelligent asset monetization, which we believe is creating significant value. Like many oil and gas stocks, however, Anadarko shares have been affected by falling oil and gas prices, driving them down from a high of $110 last year to a low of $59 last quarter. We believe this substantially undervalues Anadarko's asset base. After adjusting for the company's stakes in public midstream equities and in large non-producing oil and gas assets, which are not needed to support future production growth, we believe Anadarko is attractively valued on multiples of earnings and cash flow. In our view, this is a best-in-class company that is trading at a discount to lower quality peers in an already depressed industry, making Anadarko an attractive addition to our portfolio.

Cummins Inc. (CMI-$109)

The Oakmark Fund previously held shares in Cummins from the third quarter of 2012 through the second quarter of 2014. Cummins is the world's largest non-affiliated engine manufacturer, and it has a strong global distribution network. North America remains its largest market, but faster growing emerging markets account for almost one-third of the company's revenues. Cummins is also a leader in emissions control technology, which should lead to favorable revenue growth as more countries mandate tougher emissions standards. Global economic weakness has hurt the company's results, but we are encouraged by management's ability to innovate, cut costs and allocate capital wisely. The share price has fallen considerably from when we eliminated the position in the second quarter of 2014 when the business was valued at over 15x 2014 earnings, and we believe the business is now attractively valued at a below-average multiple of 11x expected 2015 earnings.

Oakmark.com 5

Oakmark Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.7%
FINANCIALS - 28.9%
DIVERSIFIED FINANCIALS - 11.3%
American Express Co. Consumer Finance	4,600	$340,998
State Street Corp. Asset Management & Custody Banks	4,880	327,985
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,740	302,342
Capital One Financial Corp. Consumer Finance	4,113	298,260
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,450	252,503
Franklin Resources, Inc. Asset Management & Custody Banks	5,339	198,913
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,349	163,235
		1,884,236
BANKS - 10.1%
Bank of America Corp. Diversified Banks	35,500	553,090
Citigroup, Inc. Diversified Banks	9,030	447,978
JPMorgan Chase & Co. Diversified Banks	6,740	410,938
Wells Fargo & Co. Diversified Banks	5,290	271,642
		1,683,648
INSURANCE - 7.5%
American International Group, Inc. Multi-line Insurance	7,305	415,070
Aflac, Inc. Life & Health Insurance	5,670	329,597
Aon PLC Insurance Brokers	3,080	272,919
Principal Financial Group, Inc. Life & Health Insurance	4,609	218,205
		1,235,791
		4,803,675
INFORMATION TECHNOLOGY - 25.2%
SOFTWARE & SERVICES - 15.1%
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,850	437,082
Google, Inc., Class A (a) Internet Software & Services	612	390,426
Visa, Inc., Class A Data Processing & Outsourced Services	5,280	367,805
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,320	347,155
Oracle Corp. Systems Software	9,445	341,154
Microsoft Corp. Systems Software	6,650	294,329
	Shares	Value
Accenture PLC, Class A IT Consulting & Other Services	2,100	$206,346
Google, Inc., Class C (a) Internet Software & Services	210	127,768
		2,512,065
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
Apple, Inc. Technology Hardware, Storage & Peripherals	3,107	342,702
TE Connectivity, Ltd. Electronic Manufacturing Services	5,036	301,585
QUALCOMM, Inc. Communications Equipment	4,845	260,322
		904,609
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Intel Corp. Semiconductors	11,580	349,021
Texas Instruments, Inc. Semiconductors	6,365	315,195
Applied Materials, Inc. Semiconductor Equipment	7,260	106,649
		770,865
		4,187,539
CONSUMER DISCRETIONARY - 11.8%
RETAILING - 3.7%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	11,891	311,898
Amazon.com, Inc. (a) Internet Retail	599	306,622
		618,520
AUTOMOBILES & COMPONENTS - 3.7%
General Motors Co. Automobile Manufacturers	7,850	235,657
Fiat Chrysler Automobiles N.V. (a) Automobile Manufacturers	16,000	211,360
Harley-Davidson, Inc. Motorcycle Manufacturers	3,102	170,300
		617,317
MEDIA - 3.1%
News Corp., Class A Publishing	19,704	248,665
Comcast Corp., Class A Cable & Satellite	2,940	168,286
Omnicom Group, Inc. Advertising	1,559	102,758
		519,709
CONSUMER DURABLES & APPAREL - 1.3%
Whirlpool Corp. Household Appliances	1,400	206,164
		1,961,710

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.7% (continued)
INDUSTRIALS - 9.6%
CAPITAL GOODS - 6.6%
General Electric Co. Industrial Conglomerates	15,500	$390,910
Caterpillar, Inc. Construction Machinery & Heavy Trucks	4,400	287,584
Parker-Hannifin Corp. Industrial Machinery	2,225	216,492
Cummins, Inc. Construction Machinery & Heavy Trucks	1,900	206,302
		1,101,288
TRANSPORTATION - 3.0%
FedEx Corp. Air Freight & Logistics	2,200	316,756
Union Pacific Corp. Railroads	1,950	172,400
		489,156
		1,590,444
CONSUMER STAPLES - 6.4%
FOOD, BEVERAGE & TOBACCO - 5.0%
General Mills, Inc. Packaged Foods & Meats	5,820	326,677
Nestle SA (b) Packaged Foods & Meats	3,540	266,350
Diageo PLC (b) Distillers & Vintners	2,250	242,527
		835,554
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Unilever PLC (b) Personal Products	5,613	228,898
		1,064,452
ENERGY - 5.7%
Apache Corp. Oil & Gas Exploration & Production	8,274	324,005
Halliburton Co. Oil & Gas Equipment & Services	6,801	240,415
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	2,700	163,053
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,580	134,787
Chesapeake Energy Corp. Oil & Gas Exploration & Production	12,000	87,960
		950,220
HEALTH CARE - 5.1%
HEALTH CARE EQUIPMENT & SERVICES - 3.5%
UnitedHealth Group, Inc. Managed Health Care	2,590	300,466
Medtronic PLC Health Care Equipment	4,190	280,478
		580,944
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.6%
Sanofi (b) Pharmaceuticals	5,670	$269,155
		850,099
MATERIALS - 2.0%
Monsanto Co. Fertilizers & Agricultural Chemicals	3,950	337,093
TOTAL COMMON STOCKS - 94.7% (COST $12,596,938)		15,745,232
	Par Value	Value
SHORT TERM INVESTMENTS - 5.7%
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $352,651, collateralized by a Federal National Mortgage Association Corp. Bond, 1.500%, due 06/22/20, value plus accrued interest of $691, by United States Treasury Notes, 0.625% - 3.500%, due 09/30/17 - 07/31/20, aggregate value plus accrued interest of $359,016 (Cost: $352,651)	$352,651	352,651
U.S. GOVERNMENT BILLS - 2.1%
United States Treasury Bills, 0.13% - 0.26%, due 01/14/16 - 03/10/16 (c) (Cost $349,788)	350,000	349,980
GOVERNMENT AND AGENCY SECURITIES - 1.5%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (d) (Cost $250,000)	250,000	250,024
TOTAL SHORT TERM INVESTMENTS - 5.7% (Cost $952,439)		952,655
TOTAL INVESTMENTS - 100.4% (COST $13,549,377)		16,697,887
Foreign Currencies (Cost $0) - 0.0% (e)		0 (f)
Liabilities In Excess of Other Assets - (0.4)%		(58,499)
TOTAL NET ASSETS - 100.0%		$16,639,388

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Floating Rate Note. Rate shown is as of September 30, 2015.

(e)  Amount rounds to less than 0.1%.

(f)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Select Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Class I)	-8.80%	-6.75%	14.40%	13.64%	7.11%	12.46%	11/01/96
S&P 500 Index	-6.44%	-0.61%	12.40%	13.34%	6.80%	7.42%
Lipper Multi-Cap Value Funds Index[6]	-9.11%	-4.05%	11.70%	11.17%	5.03%	7.05%
Oakmark Select Fund (Class II)	-8.91%	-7.04%	14.04%	13.30%	6.80%	8.74%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Google, Inc., Class C	7.5
General Electric Co.	6.6
American International Group, Inc.	6.3
Bank of America Corp.	5.9
Citigroup, Inc.	5.9
TE Connectivity, Ltd.	5.8
JPMorgan Chase & Co.	5.8
CBRE Group, Inc. Class A	5.2
FNF Group	5.0
MasterCard, Inc., Class A	5.0
FUND STATISTICS
Ticker - Class I	OAKLX
Inception - Class I	11/01/96
Number of Equity Holdings	20
Net Assets	$5.5 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$127.1 billion
Median Market Cap	$56.7 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	46%
Expense Ratio - Class I (as of 09/30/14)	0.95%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	38.0
Information Technology	26.2
Consumer Discretionary	11.5
Industrials	6.6
Energy	4.5
Materials	3.1
Utilities	2.6
Short-Term Investments and Other	7.5

8 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund declined 9%, compared to a 6% decline for the S&P 5002. This brings the Fund's return for the fiscal year that ended on September 30 to a decline of 7%, compared to a decline of 1% for the S&P 500 over the same period. Although we are disappointed with these outcomes, we have been through difficult periods before and remain thoroughly committed to the same investment process that has delivered success since the Fund's inception.

During the quarter, Apache (–32%) and Chesapeake (–32%) were our largest detractors, as commodity prices declined broadly. Our largest contributors were Google Cl A (+19%) and Amazon (+18%). For the fiscal year, Apache (–58%) and Chesapeake (–65%) were our largest detractors by a significant margin, and Amazon (+59%) and MasterCard (+23%) were our largest contributors. We wrote fairly extensively about Chesapeake last quarter, but an update seems warranted given the stock price's continued weakness. In short, it wasn't all bad news—lower oil and gas prices notwithstanding. Chesapeake renegotiated a meaningful component of its legacy high-cost transportation contracts (see last quarter's letter for details), and this has reduced the company's sensitivity to lower gas prices. Importantly, many of the company's fundamentals, including production volume as well as drilling and operating costs, have been consistent with our expectations. Furthermore, one of Chesapeake's competitors recently sold assets in the Haynesville Shale that were quite similar to those of Chesapeake; the sale price was consistent with our estimated value. At Oakmark, we always closely monitor private market transactions, which we believe are important indicators of business value.

We sold Franklin Resources in the quarter and allocated the proceeds across several existing holdings in the Fund. We established no new positions in the quarter. You may notice the cash balance was higher than normal at quarter end. The elevated cash position supports a tax trade on Apache, whereby we sold puts and a portion of our shares to maintain some exposure to the company while harvesting a tax loss. We expect the cash position will normalize when we complete the tax trade. While it's too early to make promises, as of September 30, we do not expect to be making a capital gain distribution this year.

Thank you for your continued investment in the Fund.

Oakmark.com 9

Oakmark Select Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.0%
FINANCIALS - 38.0%
BANKS - 17.5%
Bank of America Corp. Diversified Banks	20,979	$326,847
Citigroup, Inc. Diversified Banks	6,577	326,285
JPMorgan Chase & Co. Diversified Banks	5,230	318,873
		972,005
INSURANCE - 11.3%
American International Group, Inc. Multi-line Insurance	6,145	349,170
FNF Group Property & Casualty Insurance	7,821	277,418
		626,588
REAL ESTATE - 5.2%
CBRE Group, Inc., Class A (a) Real Estate Services	8,964	286,848
DIVERSIFIED FINANCIALS - 4.0%
Capital One Financial Corp. Consumer Finance	3,050	221,186
		2,106,627
INFORMATION TECHNOLOGY - 26.2%
SOFTWARE & SERVICES - 16.8%
Google, Inc., Class C (a) Internet Software & Services	686	417,163
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,075	277,119
Oracle Corp. Systems Software	6,540	236,225
		930,507
TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
TE Connectivity, Ltd. Electronic Manufacturing Services	5,394	323,043
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Intel Corp. Semiconductors	6,447	194,312
		1,447,862
CONSUMER DISCRETIONARY - 11.0%
RETAILING - 8.1%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	9,214	241,680
Amazon.com, Inc. (a) Internet Retail	407	208,340
		450,020
	Shares	Value
AUTOMOBILES & COMPONENTS - 2.9%
Fiat Chrysler Automobiles N.V. (a) Automobile Manufacturers	11,870	$156,809
		606,829
INDUSTRIALS - 6.6%
CAPITAL GOODS - 6.6%
General Electric Co. (b) Industrial Conglomerates	14,500	365,690
ENERGY - 4.5%
Chesapeake Energy Corp. Oil & Gas Exploration & Production	25,700	188,381
Apache Corp. Oil & Gas Exploration & Production	1,500	58,740
		247,121
MATERIALS - 3.1%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,000	170,680
UTILITIES - 2.6%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	146,064
TOTAL COMMON STOCKS - 92.0% (COST $3,830,678)		5,090,873
	Par Value	Value
FIXED INCOME - 0.5%
CONVERTIBLE BOND - 0.5%
Fiat Chrysler Automobiles N.V., 7.875%, due 12/15/16 (Cost $34,575)	$25,779	30,032
TOTAL FIXED INCOME - 0.5% (COST $34,575)		30,032

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 7.1%
REPURCHASE AGREEMENT - 7.1%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.01% dated 09/30/15 due
10/01/15, repurchase price $394,629,
collateralized by a Federal Home Loan
Bank Bond, 1.000%, due 06/21/17, value
plus accrued interest of $27,908, by
Federal Home Loan Mortgage Corp.
Bonds, 0.875% - 2.120%, due 02/22/17 -
06/02/21, aggregate value plus accrued
interest of $165,194, by Federal National
Mortgage Association Bonds, 1.250% -
5.000%, due 11/15/16 - 02/13/17,
aggregate value plus accrued interest of
$135,558, by a United States Treasury
Floating Rate Note, 0.089%, due 04/30/17,
value plus accrued interest of $50,000, by
United States Treasury Notes, 2.750% -
3.500%, due 05/31/17 - 05/15/20,
aggregate value plus accrued interest of
$23,865 (Cost: $394,629)	$394,629	$394,629
TOTAL SHORT TERM INVESTMENTS - 7.1% (COST $394,629)		394,629
TOTAL INVESTMENTS - 99.6% (COST $4,259,882)		5,515,534
Other Assets In Excess of Liabilities - 0.4%		20,526
TOTAL NET ASSETS - 100.0%		$5,536,060
	Contracts	Value
PUT OPTIONS WRITTEN - (0.1)%
ENERGY - (0.1)%
Apache Corp., Strike Price $36.50, Expires 11/6/2015 (c)	51	(7,391)
TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED $(12,393)) - (0.1%)		(7,391)

(a)  Non-income producing security

(b)  All or a portion of this security is held for open written options collateral.

(c)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Equity and Income Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Class I)	-6.95%	-2.53%	8.17%	8.04%	6.50%	10.21%	11/01/95
Lipper Balanced Funds Index	-4.59%	-1.06%	6.89%	7.61%	5.30%	6.62%
S&P 500 Index	-6.44%	-0.61%	12.40%	13.34%	6.80%	8.17%
Barclays U.S. Govt./Credit Index	1.20%	2.73%	1.59%	3.09%	4.61%	5.53%
Oakmark Equity and Income Fund (Class II)	-7.03%	-2.84%	7.82%	7.70%	6.16%	8.36%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.8
General Motors Co.	3.6
Oracle Corp.	3.5
Nestle ADR	3.3
Foot Locker, Inc.	2.9
TE Connectivity, Ltd.	2.7
CVS Health Corp.	2.6
Dover Corp.	2.2
TD Ameritrade Holding Corp.	2.1
MasterCard, Inc., Class A	2.1
FUND STATISTICS
Ticker - Class I	OAKBX
Inception - Class I	11/01/95
Number of Equity Holdings	47
Net Assets	$18.2 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$70.7 billion
Median Market Cap	$14.0 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	25%
Expense Ratio - Class I (as of 09/30/14)	0.74%
Expense Ratio - Class I (as of 09/30/15)	0.75%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	15.4
Consumer Discretionary	11.3
Industrials	9.9
Information Technology	9.5
Consumer Staples	9.2
Energy	2.9
Health Care	2.2
Materials	0.4
Total Equity Investments	60.8
Fixed Income Investments
Corporate Bonds	8.5
Government and Agency Securities	8.2
Asset Backed Securities	0.1
Total Fixed Income Investments	16.8
Short-Term Investments and Other	22.4

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Voilà! Volatility is Back

"In the history of the stock market this is the first year to have made it to July without breaching the 3.5% barrier in either direction...A newly awakened Rip van Winkle might think that this lack of directional volatility implied a very calm economy and world political environment, to which we would reply 'Greece, Islamic State, negative first quarter GDP...'"

Just one quarter ago we commented on the unusual lack of volatility in the stock market. How quickly things change! Within seven weeks of writing our last quarterly letter, the market fell by 11% in just six trading days, and on two of those days it fell by more than 3%. While the market has recovered some of those losses, it was still down 6% in the quarter.

So what has changed? As we alluded to in our commentary last quarter, despite the subdued movement in the market through the first half of the year, the world remained a volatile place. It seems as if the market became more cognizant of this in the third quarter, after China surprised investors with weak economic indicators and equally surprising government responses. And, so, market volatility reappeared, reminding investors it was merely in hibernation and not extinct.

As if the sudden reappearance of volatility wasn't enough to rattle investors, technical issues further compounded the problem. On Monday, August 24, some exchange traded funds (ETFs) opened down as much as 40% while the underlying net asset values were down a fraction of that. Even the shares of enormous, widely owned companies like GE, JPMorgan and CVS fell 20% in the early minutes of trading, before recovering to end the day down "just" low- to mid-single digit percentages.

Such wild moves lend credence to the concerns that many have expressed about potential volatility in another asset class: bonds. With bonds having been in a 30-year bull market, some are concerned that investors aren't prepared for the repercussions that may follow the Federal Reserve's rate hikes. Making matters potentially worse, a greater percentage of the bond market is now controlled by flightier open-end mutual funds and exchange-traded funds; at the same time, large banks are playing a smaller role intermediating bond trading, as a result of post-financial crisis regulations. The combined effect of all of this is that the bond market could be in for a period of unusual price swings. Even plain vanilla Treasuries—long viewed as one of the most liquid markets in the world—could be "violently volatile," according to JPMorgan Chairman and CEO Jamie Dimon.

While orderly capital markets are essential to a resilient and growing economy, we wonder if too much has been made of this issue. Yes, extreme volatility can cost investors who sell out during times of stress. But that only exacerbates the real problem: panicking and selling during times of stress. Certainly there are investors who need to sell merely out of unfortunate coincidence on days the market is under unusual strain. But it seems many of the sellers on such days are reacting to nothing more than the decline in the market. Indeed, the volume on Monday, August 24, was nearly twice the average experienced throughout the summer. Investors would be well served on such days (and extended periods) simply to tune out the market and adhere to their long-term investment plans. It's the deviation from those investment plans in times of stress—and not the resultant trading costs—that is the real problem.

While we may not think the issues of liquidity and volatility are quite as deleterious as some have claimed, we still have taken great care to protect shareholders of the Oakmark Equity and Income Fund. In general, we take a holistic approach to managing the Fund's liquidity. In addition to holding considerable levels of cash, commercial paper, and other short-term instruments—conventional sources of liquidity—the Fund also invests in numerous other securities that we believe can be at least partially liquidated with relative ease, such as government bonds and large capitalization equities. While the composition of the portfolio will likely change over time to capitalize on the opportunity set, we seek to manage the Fund with a goal of maintaining ample total liquidity.

Regarding a rise in interest rates and any related dislocations in the fixed income markets, the Equity and Income Fund is intentionally positioned to mitigate the associated risks and ultimately, we believe, to take advantage of potential opportunities that may arise. With cash and short-term investments amounting to 20% of assets, we believe the Fund has substantial liquidity to weather such an environment without being a seller of any bond holdings that may be under temporary pressure. In fact, the Fund is positioned to be a net buyer of bonds in an environment where the risk-adjusted returns become compelling.

Although it is impossible to foresee all of the knock-on effects from a potential sharp increase in rates, we believe the direct impact on the Fund from bond market turmoil related to a rise in rates should be relatively muted given the short duration of the fixed income holdings and the substantial liquidity.

Oakmark.com 13

Oakmark Equity and Income Fund  September 30, 2015

Portfolio Manager Commentary (continued)

Quarter Review

The Fund has not come out of this period of volatility unscathed. For the quarter, the Fund declined 7% while the Lipper Balanced Index7, the Fund's performance benchmark, declined 5%. For the fiscal year ended September 30, the Fund declined 3% compared to the Lipper Balanced Index, which was down 1%. Top contributors for the quarter were Foot Locker, Precision Castparts, Broadridge Financial Solutions, Omnicare and Nestle. The largest detractors were Glencore, BorgWarner, Dover, Flowserve and Oracle. For the fiscal year, UnitedHealth Group, Foot Locker, Omnicare, CVS Health and Lear contributed the most, while Glencore, National Oilwell Varco, Dover, Flowserve and Ultra Petroleum were the largest detractors. Much like in previous quarters, the consumer and health care names did well while weak commodity prices hurt the shares of some of the largest detractors. We are glad to note that Precision Castparts, as well as Remy International, accepted acquisition offers during the quarter.

The stock prices of many of our equity holdings have fallen, in some cases substantially. In most instances, we believe the stock price declines have been much greater than the changes in business values. In these situations, we have often added to the holding, as we expect, over time, that stock prices and business value will converge when this current period of increased volatility subsides. In our view, the Fund's strong liquidity position enables us to be patient, long-term equity and fixed income investors. The Fund's overall asset allocation was slightly more skewed toward fixed income and cash than last quarter, with 61% of assets in equities and 39% in fixed income and cash.

Transaction Activity

During the quarter, we initiated a new position in Oceaneering International, as well as a small position in Howard Hughes Corporation, and we eliminated three holdings: Aflac, Omnicare and Remy. Omnicare left the portfolio as the result of an acquisition by fellow Fund holding CVS. Omnicare was a long-term, successful holding, and we would like to thank CEO Nitin Sahney and his team for doing a fantastic job.

As for the addition of Oceaneering International to the portfolio, this company offers various niche products and services used in deepwater oil and gas exploration and production. In our view, management has done a terrific job of growing market share and profitability through strong execution and wise capital allocation. Although the large decline in oil prices will affect near-term demand for deepwater services, we still believe that deepwater production will be necessary to meet future oil demand. Given Oceaneering's strong balance sheet, we can wait for demand to recover, and we believe that Oceaneering trades at a low teens multiple of normalized earnings.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.8%
FINANCIALS - 15.4%
BANKS - 6.1%
Bank of America Corp. Diversified Banks	44,733	$696,937
Wells Fargo & Co. Diversified Banks	4,326	222,140
U.S. Bancorp Diversified Banks	4,461	182,939
		1,102,016
DIVERSIFIED FINANCIALS - 5.0%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	382,284
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,361	236,539
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,340	209,079
T Rowe Price Group, Inc. Asset Management & Custody Banks	1,290	89,676
		917,578
INSURANCE - 4.0%
FNF Group Property & Casualty Insurance	7,689	272,739
Principal Financial Group, Inc. Life & Health Insurance	5,061	239,602
Reinsurance Group of America, Inc. Reinsurance	2,402	217,606
		729,947
REAL ESTATE - 0.3%
The Howard Hughes Corp. (a) Real Estate Development	401	46,030
		2,795,571
CONSUMER DISCRETIONARY - 11.3%
AUTOMOBILES & COMPONENTS - 6.8%
General Motors Co. Automobile Manufacturers	21,666	650,425
BorgWarner, Inc. Auto Parts & Equipment	7,138	296,853
Lear Corp. Auto Parts & Equipment	2,613	284,231
		1,231,509
RETAILING - 3.6%
Foot Locker, Inc. (b) Apparel Retail	7,206	518,644
HSN, Inc. Catalog Retail	2,491	142,599
		661,243
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.9%
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	4,759	$90,936
Carter's, Inc. Apparel, Accessories & Luxury Goods	760	68,841
		159,777
		2,052,529
INDUSTRIALS - 9.9%
CAPITAL GOODS - 8.2%
Dover Corp. Industrial Machinery	7,011	400,882
Flowserve Corp. (b) Industrial Machinery	7,338	301,877
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	217,653
Precision Castparts Corp. Aerospace & Defense	794	182,390
Parker-Hannifin Corp. Industrial Machinery	1,638	159,373
General Electric Co. Industrial Conglomerates	3,834	96,696
The Manitowoc Co., Inc. Construction Machinery & Heavy Trucks	4,384	65,764
WESCO International, Inc. (a) Trading Companies & Distributors	1,118	51,935
Blount International, Inc. (a) (b) Industrial Machinery	2,853	15,892
		1,492,462
TRANSPORTATION - 1.5%
Union Pacific Corp. Railroads	3,086	272,851
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	40,422
		1,805,735
INFORMATION TECHNOLOGY - 9.5%
SOFTWARE & SERVICES - 6.6%
Oracle Corp. Systems Software	17,795	642,756
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,183	376,979
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	3,189	176,522
		1,196,257
TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
TE Connectivity, Ltd. Electronic Manufacturing Services	8,052	482,252
Knowles Corp. (a) Electronic Components	3,155	58,155
		540,407
		1,736,664

See accompanying Notes to Financial Statements.

Oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 60.8% (continued)
CONSUMER STAPLES - 9.2%
FOOD, BEVERAGE & TOBACCO - 6.6%
Nestle SA (c) Packaged Foods & Meats	7,993	$601,393
Philip Morris International, Inc. Tobacco	3,806	301,954
Diageo PLC (c) Distillers & Vintners	2,715	292,661
		1,196,008
FOOD & STAPLES RETAILING - 2.6%
CVS Health Corp. Drug Retail	4,993	481,681
		1,677,689
ENERGY - 2.9%
Baker Hughes, Inc. Oil & Gas Equipment & Services	6,736	350,517
Oceaneering International, Inc. Oil & Gas Equipment & Services	2,312	90,803
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	1,522	57,290
Rowan Cos. PLC Oil & Gas Drilling	1,491	24,086
Ultra Petroleum Corp. (a) (d) Oil & Gas Exploration & Production	521	3,331
		526,027
HEALTH CARE - 2.2%
HEALTH CARE EQUIPMENT & SERVICES - 1.8%
UnitedHealth Group, Inc. Managed Health Care	2,821	327,234
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
Bruker Corp. (a) Life Sciences Tools & Services	4,814	79,089
		406,323
MATERIALS - 0.4%
Glencore PLC Diversified Metals & Mining	34,327	47,540
Southern Copper Corp. Diversified Metals & Mining	693	18,520
		66,060
TOTAL COMMON STOCKS - 60.8% (COST $7,851,033)		11,066,598
	Par Value	Value
FIXED INCOME - 16.8%
CORPORATE BONDS - 8.5%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	$47,940	50,181
	Par Value	Value
Omega Healthcare Investors, Inc., 6.75%, due 10/15/22	$45,079	$46,733
JPMorgan Chase & Co., 3.15%, due 07/05/16	44,592	45,347
Mondelez International, Inc., 4.125%, due 02/09/16	43,567	44,048
General Motors Co., 4.875%, due 10/02/23	41,400	41,987
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	39,292	40,962
The Manitowoc Co., Inc., 8.50%, due 11/01/20	35,655	37,259
The William Carter Co., 5.25%, due 08/15/21	35,137	36,191
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	32,180	32,115
Credit Suisse Group AG, 144A, 7.50% (e) (f) (g)	30,000	31,237
CVS Health Corp., 4.00%, due 12/05/23	29,325	31,069
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	30,785
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)	28,930	30,232
1011778 BC ULC / New Red Finance Inc., 144A, 6.00%, due 04/01/22 (e)	29,500	29,943
General Motors Co., 3.50%, due 10/02/18	29,525	29,763
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,529
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (e)	37,809	27,222
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)	25,765	27,118
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,702
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	23,911
Whirlpool Corp., 7.75%, due 07/15/16	22,256	23,399
Glencore Canada Corp., 6.00%, due 10/15/15	21,915	21,915
Anadarko Petroleum Corp., 5.95%, due 09/15/16	20,821	21,638
Delphi Corp., 5.00%, due 02/15/23	20,277	20,987
Bank of America Corp., 3.75%, due 07/12/16	20,295	20,699
Centene Corp., 4.75%, due 05/15/22	20,084	19,984
Thermo Fisher Scientific, Inc., 2.25%, due 08/15/16	19,554	19,723
JPMorgan Chase Bank NA, 0.736%, due 06/14/17 (f)	19,750	19,705
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,620
CBRE Services, Inc., 4.875%, due 03/01/26	19,665	19,517
Lam Research Corp., 2.75%, due 03/15/20	19,660	19,271

See accompanying Notes to Financial Statements.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 16.8% (continued)
CORPORATE BONDS - 8.5% (continued)
Thermo Fisher Scientific, Inc., 3.20%, due 03/01/16	$18,617	$18,789
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	18,213
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,627
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	17,158
Aon Corp., 5.00%, due 09/30/20	14,745	16,351
Anthem, Inc., 5.875%, due 06/15/17	15,150	16,230
Valeant Pharmaceuticals International, Inc., 144A, 5.625%, due 12/01/21 (e)	16,370	15,552
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	15,240
Pentair Finance SA, 2.90%, due 09/15/18	14,750	14,798
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	13,615	14,466
Zayo Group LLC / Zayo Capital Inc, 144A, 6.00%, due 04/01/23 (e)	14,745	14,303
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (e)	14,800	13,764
CBRE Services, Inc., 5.00%, due 03/15/23	13,409	13,478
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	13,053	13,477
Medtronic, Inc., 3.15%, due 03/15/22	13,228	13,417
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (e)	14,800	13,320
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,180
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,828
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (e)	19,665	11,209
Bank of America Corp., 5.25%, due 12/01/15	10,778	10,849
Valeant Pharmaceuticals International, Inc., 144A, 6.375%, due 10/15/20 (e)	10,540	10,481
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)	10,000	10,159
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,125
Kellogg Co., 4.45%, due 05/30/16	9,835	10,061
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	10,027
Omega Healthcare Investors, Inc., 144A, 5.25%, due 01/15/26 (e)	9,835	9,998
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	9,970
Chevron Corp., 1.365%, due 03/02/18	9,835	9,844
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (e)	9,800	9,506
	Par Value	Value
Tempur Sealy International, Inc., 6.875%, due 12/15/20	$8,819	$9,326
Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22 (e)	8,895	9,229
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,040
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	7,944
Glencore Funding LLC, 144A, 1.70%, due 05/27/16 (e)	8,060	7,657
Omnicare, Inc., 5.00%, due 12/01/24	6,880	7,465
Omnicare, Inc., 4.75%, due 12/01/22	6,880	7,430
McGraw Hill Financial, Inc., 144A, 4.00%, due 06/15/25 (e)	7,320	7,286
Omnicom Group, Inc., 5.90%, due 04/15/16	6,862	7,030
Whirlpool Corp., 6.50%, due 06/15/16	6,610	6,872
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (e)	6,885	6,782
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	6,648
Level 3 Financing Inc, 144A, 5.125%, due 05/01/23 (e)	6,895	6,593
Credit Suisse Group AG, 144A, 6.25% (e) (f) (g)	7,000	6,563
Level 3 Financing Inc, 144A, 5.375%, due 05/01/25 (e)	6,895	6,546
Reynolds American, Inc., 6.75%, due 06/15/17	5,900	6,387
CNO Financial Group, Inc., 5.25%, due 05/30/25	5,895	5,983
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,568
Bank of America Corp., 5.625%, due 10/14/16	5,285	5,526
Serta Simmons Bedding LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,233
E*TRADE Financial Corp., 5.375%, due 11/15/22	4,910	5,205
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (e)	5,590	5,196
Foot Locker, Inc., 8.50%, due 01/15/22 (b)	4,340	5,100
Penske Truck Leasing Co., LP / PTL Finance Corp., 144A, 3.75%, due 05/11/17 (e)	4,920	5,067
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,038
Capital One NA, 2.35%, due 08/17/18	5,000	5,014
The Goldman Sachs Group, Inc., 0.999%, due 05/22/17 (f)	5,000	4,997
CBRE Services, Inc., 5.25%, due 03/15/25	4,915	4,983
Zayo Group LLC / Zayo Capital, Inc., 10.125%, due 07/01/20	4,030	4,373
USG Corp., 6.30%, due 11/15/16	4,100	4,233

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 16.8% (continued)
CORPORATE BONDS - 8.5% (continued)
Valeant Pharmaceuticals International Inc, 144A, 6.75%, due 08/15/18 (e)	$3,855	$3,922
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	3,890
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,373
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	4,049	3,280
Dollar Tree, Inc., 144A, 5.75%, due 03/01/23 (e)	2,950	3,061
MSCI, Inc., 144A, 5.75%, due 08/15/25 (e)	2,950	2,972
American Express Credit Corp., 2.60%, due 09/14/20	2,945	2,958
Medtronic, Inc., 1.50%, due 03/15/18	2,950	2,938
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,915
Boston Scientific Corp., 5.125%, due 01/12/17	2,546	2,658
The Goldman Sachs Group, Inc., 5.625%, due 01/15/17	2,095	2,200
Ecolab, Inc., 3.00%, due 12/08/16	1,970	2,008
McGraw Hill Financial, Inc., 144A, 3.30%, due 08/14/20 (e)	1,970	2,004
McGraw Hill Financial, Inc., 144A, 4.40%, due 02/15/26 (e)	1,970	1,999
McGraw Hill Financial, Inc., 144A, 2.50%, due 08/15/18 (e)	1,970	1,985
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, due 08/15/21 (e)	1,960	1,980
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (e)	2,000	1,960
Tyco Electronics Group SA, 6.55%, due 10/01/17	1,385	1,518
Dollar Tree, Inc., 144A, 5.25%, due 03/01/20 (e)	1,000	1,025
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,015
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (e)	1,000	1,000
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	986
Tribune Media Co., 144A, 5.875%, due 07/15/22 (e)	1,000	970
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	966
Post Holdings, Inc., 144A, 7.75%, due 03/15/24 (e)	500	513
Valeant Pharmaceuticals International, Inc., 144A, 5.875%, due 05/15/23 (e)	500	478
Valeant Pharmaceuticals International, Inc., 144A, 6.125%, due 04/15/25 (e)	250	238
Total Corporate Bonds (Cost $1,563,927)		1,544,338
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 8.2%
U.S. GOVERNMENT NOTES - 7.9%
1.375%, due 07/15/18, Inflation Indexed	$469,963	$488,688
1.25%, due 07/15/20, Inflation Indexed	459,397	482,283
2.125%, due 01/15/19, Inflation Indexed	221,625	236,088
1.00%, due 09/30/16	199,380	200,587
0.75%, due 06/30/17	24,585	24,653
		1,432,299
U.S. GOVERNMENT AGENCIES - 0.3%
Federal Home Loan Bank, 1.65%, due 07/18/19	29,550	29,571
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,853
Federal National Mortgage Association, 1.25%, due 01/30/20	9,525	9,526
		63,950
Total Government and Agency Securities (Cost $1,446,992)		1,496,249
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.757%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,473
TOTAL FIXED INCOME - 16.8% (COST $3,022,369)		3,052,060
SHORT TERM INVESTMENTS - 21.9%
COMMERCIAL PAPER - 15.0%
Toyota Motor Credit Corp., 0.18% - 0.24%, due 10/02/15 - 12/07/15 (h)	1,075,000	1,074,861
MetLife Short Term Funding LLC, 144A, 0.16% - 0.22%, due 10/01/15 - 11/17/15 (e) (h)	484,000	483,950
Kellogg Co., 144A, 0.35% - 0.39%, due 10/01/15 - 10/29/15 (e) (h)	187,375	187,346
General Mills, Inc., 144A, 0.20% - 0.22%, due 10/01/15 - 10/08/15 (e) (h)	175,000	174,996
BMW US Capital LLC, 144A, 0.13% - 0.21%, due 10/14/15 - 12/07/15 (e) (h)	156,000	155,977
Chevron Corp., 144A, 0.17% - 0.22%, due 10/23/15 - 11/16/15 (e) (h)	125,000	124,978
Anthem, Inc., 144A, 0.28% - 0.57%, due 10/07/15 - 12/07/15 (e) (h)	125,000	124,963
Wal-Mart Stores, Inc., 144A, 0.14%, due 10/29/15 - 10/30/15 (e) (h)	100,000	99,989
J.P. Morgan Securities LLC, 144A, 0.32%, due 11/02/15 - 11/04/15 (e) (h)	100,000	99,971
American Honda Finance Corp, 0.17% - 0.22%, due 10/22/15 - 11/05/15 (h)	91,100	91,088
John Deere Capital Co., 144A, 0.12% - 0.19%, due 10/15/15 - 11/04/15 (e) (h)	75,000	74,991

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 21.9% (continued)
COMMERCIAL PAPER - 15.0% (continued)
BP Capital Markets PLC, 144A, 0.60% - 0.63%, due 10/16/15 - 11/02/15 (e) (h)	$40,750	$40,736
Total Commercial Paper (Cost $2,733,820)		2,733,846
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $858,827, collateralized by a Federal National Mortgage Association Bond, 2.375%, due 01/13/22, value plus accrued interest of $4,805, by United States Treasury Bonds, 3.125% - 3.375%, due 02/15/42 - 05/15/44, aggregate value plus accrued interest of $52,906, by United States Treasury Notes, 0.625% - 1.500%, due 09/30/17 - 01/31/19, aggregate value plus accrued interest of $818,294 (Cost: $858,826)	858,826	858,826
CORPORATE BONDS - 2.2%
AbbVie, Inc., 1.20%, due 11/06/15	46,810	46,832
ConAgra Foods, Inc., 1.30%, due 01/25/16	38,723	38,754
The Goldman Sachs Group, Inc., 5.35%, due 01/15/16	33,875	34,308
Amazon.com, Inc., 0.65%, due 11/27/15	30,784	30,786
Bank of America Corp., 1.50%, due 10/09/15	27,245	27,250
American International Group, Inc., 5.05%, due 10/01/15	25,655	25,655
Mohawk Industries, Inc., 6.125%, due 01/15/16	22,336	22,634
Aon Corp., 3.125%, due 05/27/16	19,920	20,202
The Goldman Sachs Group, Inc., 1.60%, due 11/23/15	19,660	19,680
JPMorgan Chase & Co., 1.10%, due 10/15/15	18,438	18,441
Willis Group Holdings PLC, 4.125%, due 03/15/16	17,433	17,647
Yum! Brands, Inc., 6.25%, due 04/15/16	17,105	17,544
Morgan Stanley, 3.45%, due 11/02/15	17,280	17,321
JPMorgan Chase & Co., 5.15%, due 10/01/15	13,323	13,323
Capital One Financial Corp., 1.00%, due 11/06/15	12,325	12,328
Morgan Stanley, 1.75%, due 02/25/16	9,830	9,862
The Bear Stearns Cos. LLC, 5.30%, due 10/30/15	8,675	8,708
Bank of America Corp., 6.05%, due 05/16/16	7,890	8,115
	Par Value	Value
Capital One Financial Corp., 3.15%, due 07/15/16	$3,513	$3,570
Total Corporate Bonds (Cost $393,060)		392,960
TOTAL SHORT TERM INVESTMENTS - 21.9% (COST $3,985,706)		3,985,632
TOTAL INVESTMENTS - 99.5% (COST $14,859,108)		18,104,290
Foreign Currencies (Cost $0) - 0.0% (i)		0	(j)
Other Assets In Excess of Liabilities - 0.5%		81,970
NET ASSETS - 100.0%		$18,186,260

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  A portion of the security out on loan.

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Floating Rate Note. Rate shown is as of September 30, 2015.

(g)  Security is perpetual and has no stated maturity date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than 0.1%.

(j)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Global Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Class I)	-10.77%	-6.92%	11.50%	8.10%	6.19%	10.02%	08/04/99
MSCI World Index	-8.45%	-5.09%	8.58%	8.29%	4.73%	3.49%
Lipper Global Funds Index[10]	-9.01%	-4.94%	8.68%	6.98%	4.71%	4.34%
Oakmark Global Fund (Class II)	-10.89%	-7.33%	11.09%	7.71%	5.80%	10.17%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	5.8
Allianz SE	4.3
Samsung Electronics Co., Ltd.	4.1
Bank of America Corp.	4.0
TE Connectivity, Ltd.	3.9
Julius Baer Group, Ltd.	3.8
Google, Inc., Class C	3.8
General Motors Co.	3.6
Toyota Motor Corp.	3.6
Daimler AG	3.6
FUND STATISTICS
Ticker - Class I	OAKGX
Inception - Class I	08/04/99
Number of Equity Holdings	38
Net Assets	$3.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$76.9 billion
Median Market Cap	$27.9 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	36%
Expense Ratio - Class I (as of 09/30/14)	1.11%
Expense Ratio - Class I (as of 09/30/15)	1.12%
SECTOR ALLOCATION	% of Net Assets
Financials	28.1
Information Technology	25.5
Consumer Discretionary	18.2
Industrials	11.7
Health Care	4.6
Materials	4.6
Consumer Staples	3.3
Energy	2.3
Short-Term Investments and Other	1.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	41.1
Switzerland	20.1
Germany*	8.0
U.K.	7.3
France*	3.4
Netherlands*	2.3
North America	40.4
United States	40.4
% of Equity
Asia	15.3
Japan	8.4
South Korea	4.2
China	2.7
Australasia	3.2
Australia	3.2

*  Euro currency countries comprise 13.7% of equity investments

20 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Seasonal Affective Disorder

Seasonal Affective Disorder (SAD), according to Wikipedia, "is a mood disorder subset in which people who have normal mental health throughout most of the year experience depressive symptoms in the winter or summer." Investors know that the stock market has historically demonstrated seasonality in its return pattern. September, the month when the Northern Hemisphere generally experiences its most pleasant weather, is also the month with the stock market's worst return record. Academics have attempted to explain this phenomenon, but the explanation remains elusive. Regardless of the reason, stock markets around the globe fully demonstrated this SAD tendency in late summer 2015.

Many factors contributed to the difficult environment for investors, including U.S. monetary policy uncertainty, the international refugee crisis, seemingly endless Middle East conflicts, commodity price declines, currency volatility and decelerating Chinese economic growth. But we must assert again what we have said many times before: In our view little has changed to affect our holdings' abilities to produce positive economic outcomes for shareholders. We expect the Fund's holdings to continue to generate free cash flow, invest in their businesses, pay dividends and repurchase stock, and, in general, grow their intrinsic value per share. As always, market prices are far more volatile than intrinsic value, and it is our job to prey upon this volatility.

Perhaps nothing better demonstrates the quarter's difficult market than the outcomes in the automotive industry. The Fund owns three original equipment manufacturers (OEMs) spread across the globe: Toyota, Daimler and General Motors. In September, Volkswagen admitted that its diesel engines were outfitted with software enabling them to cheat on emissions tests. As might be expected, Volkswagen's shares plummeted as the story unfolded. Less predictably, its competitors' share prices also fell, as at least in the short term, the market took a more pessimistic view toward the entire automotive industry. We anticipate that our three OEMs will gain market share at Volkswagen's expense, and this should help to increase their per share intrinsic value.

Quarter Review

For the quarter, the Oakmark Global Fund lost 11%, which compares to the MSCI World Index's9 8% loss in the period and the Lipper Global Fund Index's10 loss of 9%. For the first nine months of 2015, the Fund lost 10%, which contrasts to losses of 6% for both the MSCI World Index and the Lipper Global Fund Index. For the Fund's fiscal year ended September 30, the Fund lost 7%, and both the MSCI World Index and the Lipper Global Fund Index lost 5%. Since inception in 1999, the Fund has achieved a compound annual rate of return of 10%, which compares to 3% for the MSCI World Index and 4% for the Lipper Global Fund Index.

For the quarter, every country represented in the Fund detracted from return. The U.S., Switzerland and the U.K. detracted most. Google (U.S.), Nestle (Switzerland), Intel (U.S.), Danone (France, position now eliminated) and Allianz (Germany) were the only positive contributors to Fund return. The Fund holdings that detracted most were CNH Industrial (Netherlands), Tenet Healthcare (U.S.), Credit Suisse Group (Switzerland), Julius Baer Group (Switzerland) and Daimler (Germany).

For the calendar nine months, Australia and France contributed to investment return, while the U.S., U.K. and Japan detracted most. Leading contributors to return were Google, Health Net (U.S.), Adecco (Switzerland), Incitec Pivot (Australia) and Julius Baer Group. Chesapeake Energy (U.S.), Tenet Healthcare, CNH Industrial, Union Pacific (U.S.) and Franklin Resources (U.S.) were the leading detractors.

Finally, for the Fund's fiscal year that ended September 30, 2015, the countries that contributed most to return were Australia and Switzerland, and detractors were the U.S., the Netherlands and the U.K. The largest return contributors were Health Net, MasterCard (U.S.), Incitec Pivot, TE Connectivity (Switzerland) and Google. Tenet Healthcare led the detractors, followed by National Oilwell Varco (U.S.), Chesapeake Energy, CNH Industrial and Credit Suisse Group.

Portfolio Activity

Given the poor portfolio return described above, it cannot be surprising to learn that alongside the aforementioned automobile manufacturers many holdings suffered significant price declines in the quarter. Companies with interest rate sensitivity or exposure to energy and/or China had especially weak performance. Perhaps most surprising, however, is the price decline that Fund holding Health Net experienced in the period. On July 2, Centene (CNC) announced that it had agreed to purchase Health Net for a mixture of cash and CNC stock. At the time of the announcement, the deal offered a significant premium to Health Net shareholders. After an initial leap higher, however, the stock prices of both Health Net and Centene declined as investor enthusiasm for health care providers cooled. We also believe that some Centene investors sold their shares because they had anticipated that CNC itself would be a target rather than an acquirer. We reduced the Health Net holding after the deal announcement but would have been better served by eliminating the holding completely. Nevertheless, we find the combination of the two companies to be intriguing and look forward to learning more about their combined potential.

We initiated two new holdings in the quarter, one U.S. and one international. We also eliminated one U.S. and two international holdings. Although the net reduction in international holdings suggests that we reduced the international portfolio

Oakmark.com 21

Oakmark Global Fund  September 30, 2015

Portfolio Manager Commentary (continued)

weight, in fact, we increased the international weight in the quarter based on our analysis of relative attraction. Once again, we did not intentionally choose these geographical allocations; they are the result of our bottom-up search for value across the globe and of divergent price movements.

Our international new purchase was Baidu (BIDU), China's largest Internet search engine that commands over 70% market share. The company is also a leading provider of various Internet properties, such as maps, an app store, videos, and travel services. More recently, management has been investing heavily in new businesses such as online-to-offline services (e.g., food delivery, ride sharing, etc.). These investments appear to be causing a drag on both profitability and stock price. Macro fears in China have also contributed to Baidu's weak stock performance. Despite these headwinds, we remain optimistic about Baidu's long-term prospects. Investments in new businesses are masking the strength of the core search business, which continues to grow at a healthy rate and generates high levels of profitability. We believe today's valuation neither reflects the fair value of the company's search business nor gives any credit for its many non-search businesses; therefore, the stock price significantly underestimates its true value.

The Baidu purchase doubled the Fund's emerging market holdings (from one to two!), although many Fund investors may have assumed that China and Korea had already graduated from the emerging market category. Our equity research department devotes considerable time to analyzing companies based in emerging markets. Yet corporate governance and business quality continue to be the limiting factors when looking at companies in these regions.

Our one new U.S. purchase, Oceaneering International (OII), ironically, has the word "International" in its name. Oceaneering offers various niche products and services used in deepwater oil and gas exploration and production, many of which relate to its industry-leading fleet of remotely operated vehicles (ROVs). In our opinion, management has capably grown market share and profitability through strong execution and wise capital allocation. This combination of management and franchise has always interested us, but only recently has the decline in energy prices caused OII's share price to fall to levels that meet our requirements for purchase. Although the large decline in oil prices affects near-term demand for deepwater services, we believe that deepwater production remains necessary to meet future energy needs.

We eliminated holdings of Applied Materials (U.S.), Danone and Fugro (Netherlands) during the quarter. These sales reflected three factors: our perception that their intrinsic value growth was not meeting our expectations, our effort to enhance the Fund's tax efficiency and our recognition that better opportunities were available elsewhere.

Currency Hedges

Global currencies were relatively stable during the quarter. However, both the Swiss franc and Australian dollar weakened versus the U.S. dollar. Although we continue to believe these currencies are overvalued, we reduced our hedging levels during the quarter. Approximately 26% of the Swiss franc and 10% of the Australian dollar were hedged at quarter end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

22 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.3%
FINANCIALS - 28.1%
DIVERSIFIED FINANCIALS - 13.0%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	7,177	$172,459
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,482	112,596
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	12,861	82,516
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	581	21,652
		389,223
BANKS - 10.8%
Bank of America Corp. (United States) Diversified Banks	7,627	118,832
Citigroup, Inc. (United States) Diversified Banks	2,057	102,033
BNP Paribas SA (France) Diversified Banks	1,717	100,625
		321,490
INSURANCE - 4.3%
Allianz SE (Germany) Multi-line Insurance	815	127,676
		838,389
INFORMATION TECHNOLOGY - 25.5%
SOFTWARE & SERVICES - 12.9%
Google, Inc., Class C (United States) (a) Internet Software & Services	184	112,012
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,148	103,449
Oracle Corp. (United States) Systems Software	2,523	91,142
Baidu, Inc. (China) (a) (b) Internet Software & Services	575	78,997
		385,600
TECHNOLOGY HARDWARE & EQUIPMENT - 10.7%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	129	123,613
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,967	117,780
Hirose Electric Co., Ltd. (Japan) Electronic Components	527	56,998
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	629	20,084
		318,475
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
Intel Corp. (United States) Semiconductors	1,860	56,072
		760,147
	Shares	Value
CONSUMER DISCRETIONARY - 18.2%
AUTOMOBILES & COMPONENTS - 10.7%
General Motors Co. (United States) Automobile Manufacturers	3,573	$107,259
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,845	107,216
Daimler AG (Germany) Automobile Manufacturers	1,470	106,499
		320,974
MEDIA - 4.5%
The Interpublic Group of Cos., Inc. (United States) Advertising	4,932	94,349
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,622	39,004
		133,353
CONSUMER DURABLES & APPAREL - 3.0%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,148	89,153
		543,480
INDUSTRIALS - 11.7%
CAPITAL GOODS - 8.3%
CNH Industrial N.V. (UK) Agricultural & Farm Machinery	15,539	101,142
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,853	67,093
USG Corp. (United States) (a) Building Products	1,567	41,713
Smiths Group PLC (UK) Industrial Conglomerates	2,395	36,409
		246,357
TRANSPORTATION - 3.4%
Union Pacific Corp. (United States) Railroads	813	71,842
Kuehne + Nagel International AG (Switzerland) Marine	235	30,240
		102,082
		348,439
HEALTH CARE - 4.6%
HEALTH CARE EQUIPMENT & SERVICES - 4.6%
Health Net, Inc. (United States) (a) Managed Health Care	1,337	80,514
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,547	57,118
		137,632
MATERIALS - 4.6%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	33,757	92,408

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark Global Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.3% (continued)
MATERIALS - 4.6% (continued)
LafargeHolcim, Ltd. (Switzerland) Construction Materials	839	$43,955
		136,363
CONSUMER STAPLES - 3.3%
FOOD, BEVERAGE & TOBACCO - 3.3%
Diageo PLC (UK) Distillers & Vintners	2,889	77,371
Nestle SA (Switzerland) Packaged Foods & Meats	289	21,729
		99,100
ENERGY - 2.3%
Oceaneering International, Inc. (United States) Oil & Gas Equipment & Services	822	32,299
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	615	23,136
Chesapeake Energy Corp. (United States) Oil & Gas Exploration & Production	1,750	12,828
		68,263
TOTAL COMMON STOCKS - 98.3% (COST $2,688,416)		2,931,813
	Par Value	Value
SHORT TERM INVESTMENT - 1.4%
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $42,341, collateralized by a Federal Home Loan Mortgage Corp. Bond, 0.875%, due 10/14/16, value plus accrued interest of $3,778, by a Federal National Mortgage Association Bond, 1.375%, due 11/15/16, value plus accrued interest of $39,412 (Cost: $42,341)	$42,341	42,341
TOTAL SHORT TERM INVESTMENTS - 1.4% (COST $42,341)		42,341
TOTAL INVESTMENTS - 99.7% (COST $2,730,757)		2,974,154
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.3%		8,894
TOTAL NET ASSETS - 100.0%		$2,983,048

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

24 OAKMARK FUNDS

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Oakmark.com 25

Oakmark Global Select Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception	Inception Date
Oakmark Global Select Fund (Class I)	-8.55%	-3.44%	12.99%	10.66%	7.17%	10/02/06
MSCI World Index	-8.45%	-5.09%	8.58%	8.29%	3.72%
Lipper Global Funds Index[10]	-9.01%	-4.94%	8.68%	6.98%	3.69%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Google, Inc., Class C	6.8
Daimler AG	5.5
General Electric Co.	5.3
JPMorgan Chase & Co.	5.2
American International Group, Inc.	5.1
Credit Suisse Group	4.9
MasterCard, Inc., Class A	4.9
Bank of America Corp.	4.8
Kering	4.7
Daiwa Securities Group, Inc.	4.6
FUND STATISTICS
Ticker - Class I	OAKWX
Inception - Class I	10/02/06
Number of Equity Holdings	21
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$110.7 billion
Median Market Cap	$67.4 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	48%
Expense Ratio - Class I (as of 09/30/14)	1.13%
Expense Ratio - Class I (as of 09/30/15)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	24.6
Financials	24.6
Consumer Discretionary	16.2
Industrials	11.8
Consumer Staples	7.7
Materials	4.6
Energy	4.0
Short-Term Investments and Other	6.5
GEOGRAPHIC ALLOCATION
% of Equity
Europe	46.0
Switzerland	23.0
France*	9.1
U.K.	7.9
Germany*	6.0
North America	44.2
United States	44.2
% of Equity
Asia	9.8
Japan	4.9
South Korea	4.9

*  Euro currency countries comprise 15.1% of equity investments

26 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 3% for the fiscal year ended September 30, 2015, ahead of the MSCI World Index9, which declined 5% over the same period. For the most recent quarter, the Fund declined 9%, which is in line with the MSCI World Index. The Fund has returned an average of 7% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 4% over the same period.

The largest contributor to performance for the quarter and past twelve months was Amazon (U.S.). Earlier this year, investors reacted positively to new disclosures about the company's cloud computing segment. They had generally expected that its high-growth segment, Amazon Web Services (AWS), would post a loss, but instead the company surprised the market by showing double-digit operating margins in the first-quarter. This positive surprise led many analysts and investors to assign a higher valuation to the AWS unit and to Amazon overall. We are encouraged by the early success of the AWS business. More recently, Amazon shares increased further after reporting remarkably strong second quarter results, with great progress on both the top and bottom lines. We are very pleased with the results from Amazon's major businesses and believe the company has years of growth ahead of it as it benefits from strong secular tailwinds.

Another positive contributor to performance for the quarter was Google (U.S.), the leading Internet search engine. Google delivered a positive second-quarter earnings report that beat market expectations. We were pleased to see that aggregate paid clicks were up 18% and that paid clicks on Google websites were up 30%. Investors were encouraged by CFO Ruth Porat's favorable comments on "balance sheet efficiency" and "maximizing shareholder value," which reaffirm to us that CEO Larry Page is serious about running Google with shareholders in mind. We continue to believe that Google enjoys a very strong tailwind as advertising continues to move online.

The largest detractor from performance for the quarter and past twelve months was Apache, the U.S.-based oil and gas exploration and production company. As with most oil and gas exploration companies, Apache's share price is influenced by the direction of oil prices, which have fallen dramatically and remain low. Our assessment of Apache's business value is based on the belief that the long-term market clearing oil price is in the mid-$70s. While a decline in near-term commodity prices reduced our estimate of value due to lost interim cash flows, the stock's decline has significantly exceeded what we think is the true change in the company's underlying business value. Despite a challenging energy market, we believe the management team has a solid plan for the future, as CEO John Christmann recently changed the company's capital allocation process to better direct capital to the highest internal rate of return projects, regardless of where they are located. In addition, Christmann replaced the operating heads of each region, changing their compensation metrics to focus on returns. In our view, these improvements strengthen Apache's ability to maximize its value. We believe most investors are ignoring the value of many Apache assets that will generate substantial cash flow when energy prices increase.

Another large detractor from performance for the quarter was CNH Industrial (Netherlands), a manufacturer of agricultural and construction equipment. CNH Industrial's fiscal first-half revenue decline of 22% (–11% in constant currency) was larger than we estimated, as revenues dropped across segments. Earnings and margins also dropped more substantially than we expected. The core agriculture segment was the driving force behind these poor results as demand for tractors and combines fell across all geographies. In response, management reduced agriculture equipment production by 33% in the second quarter year-over-year. Conversely, the Iveco segment performed better than we anticipated, as revenue declined less than our forecasts (and gained 9% in constant currency) while margins expanded. Management updated full-year guidance with a reduced operating profit margin (to a range of 5.6%-6% owing to production cuts) and unchanged sales projections. Management continues to cut costs across the board, and in light of very challenging market conditions, we believe CNH Industrial's leadership team is executing relatively well. Therefore, our investment thesis for this company remains intact.

We added one new name to the Fund during the quarter: General Electric (GE), the global producer of industrial, household and medical goods. GE is a company with businesses we have always admired, but we have previously questioned the stock's valuation and management's focus on returns when making capital allocation decisions. However, the appointment of a new CFO in mid-2013 ushered in significant changes. Since then, GE has, in our view, acquired assets cheaply (Alstom) and sold assets at good prices (Synchrony and its appliances division). GE is also significantly reducing its financial services business to focus on those lending activities that are core to its industrial products. The company has totally revamped its variable compensation plan for thousands of employees, emphasizing factors that drive return on invested capital, which should boost future results. Some investors may have a stale opinion of GE after the past 15 years of persistent underperformance, but we believe the remaining businesses will grow in excess of global GDP with high returns on capital. We believe the current valuation is attractive for this good collection of businesses.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 24% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy.

Oakmark.com 27

Oakmark Global Select Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.5%
INFORMATION TECHNOLOGY - 24.6%
SOFTWARE & SERVICES - 15.5%
Google, Inc., Class C (United States) (a) Internet Software & Services	228	$138,948
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,100	99,132
Oracle Corp. (United States) Systems Software	2,150	77,658
		315,738
TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,554	93,063
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	96	91,917
		184,980
		500,718
FINANCIALS - 24.6%
BANKS - 10.0%
JPMorgan Chase & Co. (United States) Diversified Banks	1,722	104,990
Bank of America Corp. (United States) Diversified Banks	6,237	97,173
		202,163
DIVERSIFIED FINANCIALS - 9.5%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	4,151	99,742
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	14,601	93,680
		193,422
INSURANCE - 5.1%
American International Group, Inc. (United States) Multi-line Insurance	1,822	103,526
		499,111
CONSUMER DISCRETIONARY - 16.2%
CONSUMER DURABLES & APPAREL - 9.1%
Kering SA (France) Apparel, Accessories & Luxury Goods	585	95,388
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,158	89,953
		185,341
AUTOMOBILES & COMPONENTS - 5.6%
Daimler AG (Germany) Automobile Manufacturers	1,557	112,789
RETAILING - 1.5%
Amazon.com, Inc. (United States) (a) Internet Retail	59	30,202
		328,332
	Shares	Value
INDUSTRIALS - 11.8%
CAPITAL GOODS - 8.8%
General Electric Co. (United States) Industrial Conglomerates	4,250	$107,185
CNH Industrial N.V. (UK) Agricultural & Farm Machinery	11,066	72,028
		179,213
TRANSPORTATION - 3.0%
Kuehne + Nagel International AG (Switzerland) Marine	476	61,135
		240,348
CONSUMER STAPLES - 7.7%
FOOD, BEVERAGE & TOBACCO - 7.7%
Diageo PLC (UK) Distillers & Vintners	2,929	78,459
Danone SA (France) Packaged Foods & Meats	1,236	77,933
		156,392
MATERIALS - 4.6%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	1,788	93,660
ENERGY - 4.0%
Apache Corp. (United States) Oil & Gas Exploration & Production	2,100	82,236
TOTAL COMMON STOCKS - 93.5% (COST $1,911,906)		1,900,797
	Par Value	Value
SHORT TERM INVESTMENTS - 6.1%
REPURCHASE AGREEMENT - 6.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $123,730, collateralized by a Federal Home Loan Bank Bond, 0.500%, due 06/30/16, value plus accrued interest of $12,918, by Federal National Mortgage Association Bonds, 2.375% - 5.000%, due 03/15/16 - 04/11/16, aggregate value plus accrued interest of $102,233, by a United States Treasury Bond, 9.250%, due 02/15/16, value plus accrued interest of $11,056 (Cost: $123,730)	$123,730	$123,730
TOTAL SHORT TERM INVESTMENTS - 6.1% (COST $123,730)		123,730
TOTAL INVESTMENTS - 99.6% (COST $2,035,636)		2,024,527
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.4%		8,868
TOTAL NET ASSETS - 100.0%		$2,033,395

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark International Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Class I)	-13.18%	-8.98%	8.38%	5.98%	5.89%	9.61%	09/30/92
MSCI World ex U.S. Index	-10.57%	-10.14%	4.60%	3.42%	2.92%	5.69%
MSCI EAFE Index[12]	-10.23%	-8.66%	5.63%	3.98%	2.97%	5.55%
Lipper International Funds Index[13]	-10.46%	-7.46%	5.61%	3.97%	3.73%	6.60%
Oakmark International Fund (Class II)	-13.25%	-9.31%	7.99%	5.60%	5.53%	7.55%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	4.4
Allianz SE	4.3
BNP Paribas SA	3.9
Toyota Motor Corp.	3.7
Samsung Electronics Co., Ltd.	3.7
Honda Motor Co., Ltd.	3.6
Bayerische Motoren Werke (BMW) AG	3.5
Daimler AG	3.3
Nomura Holdings, Inc.	3.2
Richemont SA	2.9
FUND STATISTICS
Ticker - Class I	OAKIX
Inception - Class I	09/30/92
Number of Equity Holdings	60
Net Assets	$26.5 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$44.9 billion
Median Market Cap	$15.5 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	48%
Expense Ratio - Class I (as of 09/30/14)	0.95%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	28.5
Consumer Discretionary	28.2
Industrials	17.9
Information Technology	8.1
Consumer Staples	6.5
Materials	5.8
Health Care	0.9
Short-Term Investments and Other	4.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	67.9
Switzerland	15.3
France*	14.3
U.K.	12.2
Germany*	12.1
Italy*	5.4
Sweden	3.9
Netherlands*	3.0
Ireland*	1.7
% of Equity
Asia	26.8
Japan	17.9
South Korea	3.8
China	2.5
Hong Kong	1.5
Indonesia	1.1
Australasia	2.8
Australia	2.8
North America	2.3
United States	2.3
Middle East	0.2
Israel	0.2

*  Euro currency countries comprise 36.5% of equity investments

30 OAKMARK FUNDS

Oakmark International Fund  September 30, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 9% for the fiscal year ended September 30, 2015, outperforming the MSCI World ex U.S. Index11, which declined 10%. For the most recent quarter, the Fund underperformed the MSCI World ex U.S. Index, declining 13% versus a decline of 11%. However, the Fund has performed well versus the MSCI World ex U.S. Index since its September 1992 inception, returning an average of 10% versus 6% over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance over the past 12 months. Intesa's share price has rebounded as fears over Italy's banking system and government have subsided. During the period of concern a few years ago, the share price of Intesa plummeted and it was a major detractor from performance. However, we were patient and added to our position, and our shareholders have benefited from the turnaround. This example illustrates why we often increase our holdings in quality companies whose stock prices suffer as a result of short-term fears. During the past 12 months, investors reacted positively to Intesa's impressive revenue growth numbers in spite of challenging headwinds: Italian GDP has been static and banking penetration remains low, while the household savings rate remains high. Management has announced additional returns of capital to shareholders in 2015 via an increased dividend, resulting in a payout ratio in excess of 70%. Even with this return of capital to shareholders, Intesa should be over-capitalized compared with Basel III requirements, leaving the door open for additional capital returns and merger and acquisition opportunities. Additionally, management plans to increase investments in fee-based businesses, including asset management and insurance, and to exit non-core businesses and investments.

The top contributor for the quarter was Safran, a French aerospace and defense company. Earnings in the propulsion unit (which accounts for about 78% of overall earnings) grew 28% in the first half of 2015, significantly above expectations. Safran is benefiting from airline companies, which are relatively healthy in today's environment, catching up on deferred engine maintenance. As a result of robust growth, management raised the 2015 earnings growth guidance for the commercial spare parts division from 10% to the higher teens. We believe Safran has a strong position and will continue to provide value for our shareholders.

Glencore (Switzerland), one of the world's largest mining and commodity trading companies, was the largest detractor from performance during the quarter and the past twelve months. Weaker than expected demand for copper in China has driven the price of the commodity lower and negatively impacted Glencore's share price. Although both supply and demand determine an item's price, we believe that copper's steep cost curve means that if prices dip lower, supply will be rapidly cut back. This quick reduction in supply should protect us against continued price weakness. China's copper consumption is still growing, and copper will likely be in deficit in the coming years. Shares have also been weak due to concerns about Glencore's ability to service its debt. Management wanted to take decisive action to quell investors' fears and decided to pay down debt via an equity offering of $2.5 billion, asset sales and a suspension of the dividend. We were comforted that Glencore management bought 22% of the new equity during the equity raise, a clear indication that management's interests remain aligned with shareholders. This purchase allowed them to maintain their significant personal investment in the company. The management team and other employees own about one-third of Glencore's stock, and CEO Ivan Glasenberg pledged not to sell shares while employed by the company. In our view, Glencore is uniquely positioned in its industry due to the management team's entrepreneurial and value-focused approach to running the business. We believe Glencore's business value balance of 70% mining operations and 30% commodities trading affords the company an unmatched knowledge of industry pricing and supply/demand dynamics.

Another large detractor from performance for the quarter was CNH Industrial (Netherlands), a manufacturer of agricultural and construction equipment. CNH Industrial's fiscal first-half revenue decline of 22% (–11% in constant currency) was larger than we estimated, as revenues dropped across segments. Earnings and margins also dropped more substantially than we expected. The core agriculture segment was the driving force behind these poor results, as demand for tractors and combines fell across all geographies. In response, management reduced agriculture equipment production by 33% in the second quarter year-over-year. Conversely, the Iveco segment performed better than we anticipated, as revenue declined less than our forecasts (and gained 9% in constant currency) while margins expanded. Management updated full-year guidance, with a reduced operating profit margin (to a range of 5.6%-6% owing to production cuts) and unchanged sales projections. Management continues to cut costs across the board, and in light of very challenging market conditions, we believe CNH Industrial's leadership team is executing relatively well. Therefore, our investment thesis for this company remains intact.

There was abundant portfolio activity during the past quarter. We sold our positions in Adecco, Christian Dior, Heineken Holding, Publicis and Wolseley. We added five new names to the Fund: Ashtead Group, a U.K.-based equipment rental company; Baidu, a China-based Internet search engine; Bank Mandiri, an Indonesian commercial bank; Burberry Group, a U.K.-based luxury goods brand; and Valeo, a French auto supplier. Geographically, we ended the quarter with 68% of our holdings in Europe, 18% in Japan, 4% in South Korea and 3% in Australia. The remaining positions are in North America (U.S.), Hong Kong, Indonesia, China and the Middle East (Israel).

Oakmark.com 31

Oakmark International Fund  September 30, 2015

Portfolio Manager Commentary (continued)

Global currencies were relatively stable during the quarter. However, both the Swiss franc and Australian dollar weakened versus the U.S. dollar. Although we continue to believe these currencies are overvalued, we reduced our hedging levels during the quarter. Approximately 22% of the Swiss franc and 11% of the Australian dollar were hedged at quarter-end.

We continue to adhere to a long-term value philosophy that has enabled us to build a portfolio of what we believe are high quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support.

32 OAKMARK FUNDS

Oakmark International Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
FINANCIALS - 28.5%
DIVERSIFIED FINANCIALS - 12.6%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	47,988	$1,153,175
Nomura Holdings, Inc. (Japan) Investment Banking & Brokerage	147,726	847,332
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	559,992
Exor SPA (Italy) Multi-Sector Holdings	11,962	521,020
Schroders PLC (UK) Asset Management & Custody Banks	5,829	247,322
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,026
		3,329,867
BANKS - 8.0%
BNP Paribas SA (France) Diversified Banks	17,680	1,036,368
Lloyds Banking Group PLC (UK) Diversified Banks	409,732	465,858
Intesa Sanpaolo SPA (Italy) Diversified Banks	101,587	358,247
Bank Mandiri Persero Tbk PT (Indonesia) Diversified Banks	502,047	271,585
		2,132,058
INSURANCE - 7.9%
Allianz SE (Germany) Multi-line Insurance	7,230	1,133,020
Willis Group Holdings PLC (United States) (b) Insurance Brokers	14,271	584,696
AMP, Ltd. (Australia) Life & Health Insurance	95,277	371,824
		2,089,540
		7,551,465
CONSUMER DISCRETIONARY - 28.2%
AUTOMOBILES & COMPONENTS - 15.1%
Toyota Motor Corp. (Japan) Automobile Manufacturers	16,858	979,572
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	32,687	964,284
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	10,423	922,604
Daimler AG (Germany) Automobile Manufacturers	12,219	885,452
Valeo SA (France) Auto Parts & Equipment	1,898	256,062
		4,007,974
	Shares	Value
CONSUMER DURABLES & APPAREL - 10.4%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	9,716	$754,689
Kering SA (France) Apparel, Accessories & Luxury Goods	4,179	681,733
Prada SPA (Italy) (b) Apparel, Accessories & Luxury Goods	128,059	489,101
LVMH Moet Hennessy Louis Vuitton SE (France) Apparel, Accessories & Luxury Goods	1,967	334,451
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	855	316,699
Burberry Group PLC (UK) Apparel, Accessories & Luxury Goods	4,678	96,800
adidas AG (Germany) Apparel, Accessories & Luxury Goods	976	78,517
		2,751,990
CONSUMER SERVICES - 1.4%
Melco Crown Entertainment, Ltd. (Hong Kong) (c) Casinos & Gaming	26,664	366,900
RETAILING - 0.7%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	4,813	175,784
MEDIA - 0.6%
WPP PLC (UK) Advertising	7,989	165,922
		7,468,570
INDUSTRIALS - 17.9%
CAPITAL GOODS - 13.2%
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	28,374	667,234
CNH Industrial N.V. (UK) (b) Agricultural & Farm Machinery	93,721	610,015
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	34,315	501,293
SKF AB (Sweden) (b) Industrial Machinery	24,358	447,292
Smiths Group PLC (UK) (b) Industrial Conglomerates	22,771	346,190
Meggitt PLC (UK) (b) Aerospace & Defense	39,953	287,812
Atlas Copco AB, Series B (Sweden) Industrial Machinery	12,261	273,944
Schindler Holding AG (Switzerland) (b) Industrial Machinery	1,181	169,593
Ashtead Group PLC (UK) Trading Companies & Distributors	7,701	108,338
Safran SA (France) Aerospace & Defense	1,215	91,354
		3,503,065

See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.9% (continued)
INDUSTRIALS - 17.9% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
Experian PLC (Ireland) Research & Consulting Services	27,332	$437,438
Bureau Veritas SA (France) Research & Consulting Services	14,944	314,504
Secom Co., Ltd. (Japan) Security & Alarm Services	1,623	97,013
G4S PLC (UK) Security & Alarm Services	16,963	59,200
Meitec Corp. (Japan) (b) Research & Consulting Services	519	18,008
		926,163
TRANSPORTATION - 1.2%
Kuehne + Nagel International AG (Switzerland) Marine	2,468	316,982
		4,746,210
INFORMATION TECHNOLOGY - 8.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	1,013	969,219
OMRON Corp. (Japan) (b) Electronic Components	14,529	434,181
		1,403,400
SOFTWARE & SERVICES - 2.8%
Baidu, Inc. (China) (a) (c) Internet Software & Services	4,683	643,491
SAP SE (Germany) Application Software	824	53,382
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	651	51,620
		748,493
		2,151,893
CONSUMER STAPLES - 6.5%
FOOD, BEVERAGE & TOBACCO - 6.5%
Diageo PLC (UK) Distillers & Vintners	23,371	625,948
Danone SA (France) Packaged Foods & Meats	8,464	533,587
Pernod Ricard SA (France) Distillers & Vintners	3,835	386,442
Swedish Match AB (Sweden) Tobacco	2,741	82,766
Nestle SA (Switzerland) Packaged Foods & Meats	1,057	79,449
		1,708,192
	Shares	Value
MATERIALS - 5.8%
Glencore PLC (Switzerland) Diversified Metals & Mining	421,770	$584,119
LafargeHolcim, Ltd. (Switzerland) Construction Materials	9,940	520,668
Orica, Ltd. (Australia) (b) Commodity Chemicals	33,418	352,775
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,259	81,607
		1,539,169
HEALTH CARE - 0.9%
HEALTH CARE EQUIPMENT & SERVICES - 0.6%
Olympus Corp. (Japan) Health Care Equipment	4,753	147,185
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
GlaxoSmithKline PLC (UK) Pharmaceuticals	4,155	79,568
		226,753
TOTAL COMMON STOCKS - 95.9% (COST $28,146,691)		25,392,252
	Par Value	Value
SHORT TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $303,233, collateralized by a Federal Home Loan Bank Bond, 0.500%, due 09/28/16, value plus accrued interest of $150,000, by a Federal Home Loan Mortgage Corp. Bond, 0.875%, due 10/14/16, value plus accrued interest of $86,505, by United States Treasury Notes, 1.625% - 4.875%, due 08/15/16 - 05/15/23, aggregate value plus accrued interest of $72,793 (Cost: $303,233)	$303,233	303,233
GOVERNMENT AND AGENCY SECURITIES - 0.9%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (d) (Cost $250,000)	250,000	250,024
Total Government and Agency Securities (Cost $250,000)		250,024
COMMERCIAL PAPER - 0.9%
J.P. Morgan Securities LLC, 144A, 0.30% - 0.53%, due 10/15/15 - 03/17/16 (e) (f) (Cost $249,793)	250,000	249,839

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 3.4% (continued)
U.S. GOVERNMENT BILLS - 0.4%
United States Treasury Bill, 0.14%, due 02/04/16 (e) (Cost $99,951)	$100,000	$99,994
TOTAL SHORT TERM INVESTMENTS - 3.4% (COST $902,977)		903,090
TOTAL INVESTMENTS - 99.3% (COST $29,049,668)		26,295,342
Foreign Currencies (Cost $7,279) - 0.0% (g)		7,295
Other Assets In Excess of Liabilities - 0.7%		171,615
TOTAL NET ASSETS - 100.0%		$26,474,252

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of September 30, 2015.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(g)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/05 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Class I)	-11.12%	-3.70%	8.20%	5.06%	5.32%	9.36%	11/01/95
MSCI World ex U.S. Small Cap Index	-8.03%	-3.71%	7.48%	5.74%	4.23%	N/A
MSCI World ex U.S. Index[11]	-10.57%	-10.14%	4.60%	3.42%	2.92%	4.76%
Lipper International Small Cap Funds Index[15]	-7.83%	-2.28%	8.92%	6.90%	5.83%	N/A
Oakmark International Small Cap Fund (Class II)	-11.13%	-4.00%	7.88%	4.74%	5.06%	9.54%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	3.8
Incitec Pivot, Ltd.	3.6
BNK Financial Group, Inc.	3.6
Konecranes Plc	2.9
Hirose Electric Co., Ltd.	2.8
MTU Aero Engines AG	2.8
Sugi Holdings Co., Ltd.	2.6
Bucher Industries AG	2.5
Atea ASA	2.5
DGB Financial Group, Inc.	2.5
FUND STATISTICS
Ticker - Class I	OAKEX
Inception - Class I	11/01/95
Number of Equity Holdings	59
Net Assets	$2.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.7 billion
Median Market Cap	$1.7 billion
Portfolio Turnover (for the 12-months ended 09/30/15)	46%
Expense Ratio - Class I (as of 09/30/14)	1.31%
Expense Ratio - Class I (as of 09/30/15)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	40.5
Financials	17.0
Information Technology	13.4
Consumer Staples	6.7
Consumer Discretionary	6.6
Materials	6.0
Health Care	3.6
Energy	0.5
Short-Term Investments and Other	5.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	61.8
U.K.	16.8
Switzerland	16.1
Finland*	6.8
France*	4.7
Italy*	4.2
Germany*	3.7
Norway	2.7
Netherlands*	2.2
Spain*	1.8
Denmark	1.5
Greece*	1.3
Austria*	0.0 (a)
% of Equity
Asia	21.2
Japan	10.4
South Korea	6.4
Hong Kong	3.5
China	0.9
Australasia	12.5
Australia	11.5
New Zealand	1.0
Latin America	2.0
Brazil	2.0
North America	1.5
Canada	1.5
Middle East	1.0
Israel	1.0

*    Euro currency countries comprise 24.7% of equity investments

(a)  Amount rounds to less than 0.1%

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Both the Oakmark International Small Cap Fund and the MSCI World ex U.S. Small Cap Index14 declined 4% for the fiscal year ended September 30. For the recent quarter the Fund declined 11%, underperforming the MSCI World ex U.S. Small Cap Index, which declined 8% for the same period. Since the Fund's inception in November 1995, it has returned an average of 9% per year.

Treasury Wine Estates (Australia), the world's largest listed wine company, was the biggest contributor to performance for the quarter. The company reported fiscal year results in August, which showed a significant improvement in the company's Asian business. Volumes in the Chinese market rose 36% in the second half of the year, and significant potential remains as China represents well under 50% of the company's Asian sales. The historically low market shares in China have left the company unaffected by gift-giving measures in China. A revamp of the company's distribution model has allowed it to significantly improve results, and management believes the company is just scratching the surface of its potential in China. The company also seems to have successfully resolved past inventory issues in North America, allowing management to focus on growing the business. We remain pleased with CEO Mike Clarke's ability to drive results and are confident that Treasury Wine Estates' leadership team will continue to increase overall value in order to benefit shareholders.

dorma+kaba Holding (Switzerland) was the largest contributor to the fiscal year ended September 30. Kaba reported strong operational results during the year as it benefited from an improving macro backdrop in Europe. Additionally, recent investments in new product development resulted in market share gains. Kaba recently completed a transformational merger with Germany-based Dorma Group. We believe the businesses are complementary, combining Kaba's historical strength in access control with Dorma's strength in doors. Together they are one of the largest global companies specializing in security and building-access solutions, commanding a sizable geographic footprint and a substantial research and development budget.

The largest detractor to performance for the quarter was Outotec, a Finnish provider of technology and equipment for the metals and mining industries. Mining companies around the world have reduced capital expenditures budgets in the wake of commodity price declines. During the past few months, Outotec has not experienced any further reduction of customer demand from an already low level, but the company has seen some additional project delays in copper and other base metals. Management has undertaken several cost-cutting initiatives in recent quarters, including job reductions, which appear to be progressing well. During the quarter, we met the new CFO and expect him to implement continuous improvement procedures so that the company can increase profitability and reduce variability across its businesses. We also expect that Outotec will benefit from a renewed focus on its service business and an eventual improvement in end market demand.

Sluggish gaming activity, primarily in Macau, continued to plague Melco International Development (Hong Kong), the holding company that owns more than one-third of Melco Crown Entertainment in addition to other casino gaming and tourism assets. It was the largest detractor to performance for the fiscal year ended September 30. In July, Macau eased visa restrictions for visitors from mainland China, making it easier for tourists to access its gaming facilities, but gaming revenues have stayed depressed. We remain optimistic on Macau's long-term prospects due to the increasing wealth of Chinese citizens and the large infrastructure projects that should help facilitate Macau's growth.

Five new securities were added to the Fund this quarter, three of which—Kansai Paint, Metso Corporation and Melrose Industries—are previous Fund holdings. Kansai Paint is one of Japan's leading paint companies, and its products are used primarily for automobiles, construction, ships, bridges and residential housing. Based in Finland, Metso is a leading industrial company in the mining and aggregates industries and in the flow control business. Melrose Industries is a British publicly traded business that resembles a private equity firm. Canada-based Finning International, which is the world's largest Caterpillar dealer, sells, rents and offers parts and services for equipment and engines in Canada, Ireland, Latin America and the U.K. Based in Austria, Schoeller-Bleckmann produces and sells components and parts for the oil and gas industry. During the quarter, the Fund sold out of Myer Holdings, Sundrug and Rheinmetall.

Geographically, we ended the quarter with 21% of our holdings in Asia, 62% in Europe and 13% in Australasia. The remaining positions are in North America, Latin America and the Middle East.

While the U.S. dollar continues to strengthen, we believe that certain global currencies remain overvalued. As a result, while we decreased our exposures as these currencies weakened, the currencies for which the Fund has hedged were the same as the previous quarter. As of September 30, we decreased the Fund's Australian dollar hedge to 10%, the Norwegian krone to 11% and the Swiss franc to 22% of the exposures hedged.

Thank you for your continued confidence.

Oakmark.com 37

Oakmark International Small Cap Fund  September 30, 2015

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.3%
INDUSTRIALS - 40.5%
CAPITAL GOODS - 22.1%
Konecranes OYJ (Finland) (b) Industrial Machinery	3,269	$81,679
MTU Aero Engines AG (Germany) Aerospace & Defense	943	78,807
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	334	71,702
Metso OYJ (Finland) Industrial Machinery	3,195	66,358
Sulzer AG (Switzerland) Industrial Machinery	599	58,685
Morgan Advanced Materials PLC (UK) (b) Industrial Machinery	12,244	52,288
Saft Groupe SA (France) (b) Electrical Components & Equipment	1,519	49,634
Melrose Industries PLC (UK) Industrial Machinery	10,014	40,024
Travis Perkins PLC (UK) Trading Companies & Distributors	1,203	35,763
Outotec OYJ (Finland) (b) (c) Construction & Engineering	9,337	34,491
Finning International, Inc. (Canada) Trading Companies & Distributors	1,676	24,592
Prysmian SpA (Italy) Electrical Components & Equipment	1,041	21,461
Wajax Corp. (Canada) (b) Trading Companies & Distributors	953	15,772
		631,256
COMMERCIAL & PROFESSIONAL SERVICES - 13.2%
Mitie Group PLC (UK) Environmental & Facilities Services	10,942	50,517
Michael Page International PLC (UK) Human Resource & Employment Services	6,825	48,936
Applus Services SA (Spain) Research & Consulting Services	5,094	48,270
Transpacific Industries Group, Ltd. (Australia) (b) Environmental & Facilities Services	91,723	43,779
gategroup Holding AG (Switzerland) (b) Diversified Support Services	1,179	39,726
ALS, Ltd. (Australia) Research & Consulting Services	10,438	33,703
SThree PLC (UK) (b) Human Resource & Employment Services	6,359	33,429
Dorma+Kaba Holding AG (Switzerland) Security & Alarm Services	51	31,357
Brunel International N.V. (Netherlands) Human Resource & Employment Services	1,691	28,640
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	299	17,765
		376,122
	Shares	Value
TRANSPORTATION - 5.2%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	605	$66,062
DSV AS (Denmark) Trucking	1,104	41,207
Freightways, Ltd. (New Zealand) Air Freight & Logistics	7,383	26,194
BBA Aviation PLC (UK) Airport Services	3,944	15,970
		149,433
		1,156,811
FINANCIALS - 17.0%
DIVERSIFIED FINANCIALS - 7.2%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,392	108,527
EFG International AG (Switzerland) Asset Management & Custody Banks	5,405	57,681
MLP AG (Germany) Asset Management & Custody Banks	4,568	20,237
Ichiyoshi Securities Co., Ltd. (Japan) (b) Investment Banking & Brokerage	2,221	19,125
		205,570
BANKS - 6.0%
BNK Financial Group, Inc. (South Korea) Regional Banks	8,792	101,625
DGB Financial Group, Inc. (South Korea) Regional Banks	7,909	70,058
		171,683
REAL ESTATE - 3.8%
LSL Property Services PLC (UK) (b) Real Estate Services	10,416	53,966
Countrywide PLC (UK) Diversified Real Estate Activities	6,958	52,838
		106,804
		484,057
INFORMATION TECHNOLOGY - 13.4%
SOFTWARE & SERVICES - 7.3%
Atea ASA (Norway) (b) IT Consulting & Other Services	7,741	71,149
Totvs SA (Brazil) Systems Software	7,165	54,472
Altran Technologies SA (France) IT Consulting & Other Services	4,265	49,465
Alten, Ltd. (France) IT Consulting & Other Services	540	27,695
Capcom Co., Ltd. (Japan) Home Entertainment Software	215	4,213
		206,994

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2015

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.3% (continued)
INFORMATION TECHNOLOGY - 13.4% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
Hirose Electric Co., Ltd. (Japan) Electronic Components	747	$80,719
Premier Farnell PLC (UK) (b) Technology Distributors	25,092	39,762
Electrocomponents PLC (UK) Technology Distributors	10,697	28,982
Orbotech, Ltd. (Israel) (a) (b) Electronic Equipment & Instruments	1,688	26,074
		175,537
		382,531
CONSUMER STAPLES - 6.7%
FOOD, BEVERAGE & TOBACCO - 4.1%
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	14,916	68,682
Davide Campari-Milano SPA (Italy) Distillers & Vintners	5,905	46,983
		115,665
FOOD & STAPLES RETAILING - 2.6%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,680	75,039
		190,704
CONSUMER DISCRETIONARY - 6.6%
MEDIA - 2.4%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	5,161	48,657
Asatsu-DK, Inc. (Japan) Advertising	917	20,522
		69,179
CONSUMER SERVICES - 2.2%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	50,415	61,343
RETAILING - 2.0%
Hengdeli Holdings, Ltd. (Hong Kong) (b) Specialty Stores	232,369	33,281
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	56,106	23,167
		56,448
		186,970
MATERIALS - 6.0%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	37,960	103,911
Titan Cement Co. SA (Greece) Construction Materials	1,551	35,003
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	2,402	32,476
		171,390
	Shares	Value
HEALTH CARE - 3.6%
HEALTH CARE EQUIPMENT & SERVICES - 3.6%
Primary Health Care, Ltd. (Australia) Health Care Services	22,209	$59,081
Amplifon S.p.A. (Italy) Health Care Distributors	5,815	43,958
		103,039
ENERGY - 0.5%
Fugro NV (Netherlands) (a) Oil & Gas Equipment & Services	769	13,589
Schoeller-Bleckmann Oilfield Equipment AG (Austria) Oil & Gas Equipment & Services	9	533
		14,122
TOTAL COMMON STOCKS - 94.3% (COST $2,920,485)		2,689,624
	Par Value	Value
SHORT TERM INVESTMENTS - 5.4%
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 09/30/15 due 10/01/15, repurchase price $155,214, collateralized by a Federal Agricultural Mortgage Corp. Bond, 2.000%, due 07/27/16, value plus accrued interest of $30,450, by a Federal Home Loan Bank Bond, 0.500%, due 06/30/16, value plus accrued interest of $37,210, by a United States Treasury Note, 4.875%, due 08/15/16, value plus accrued interest of $93,632 (Cost: $155,214)	$155,214	155,214
TOTAL SHORT TERM INVESTMENTS - 5.4% (COST $155,214)		155,214
TOTAL INVESTMENTS - 99.7% (COST $3,075,699)		2,844,838
Foreign Currencies (Cost $3,029) - 0.1%		3,004
Other Assets In Excess of Liabilities - 0.2%		6,048
TOTAL NET ASSETS - 100.0%		$2,853,890

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2015

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$16,697,887		$5,515,534		$17,262,777		$2,974,154
Investments in affiliated securities, at value (b)	0		0		841,513		0
Cash	0		0		86		0
Foreign currency, at value (c)	0	(d)	0		0	(d)	0	(d)
Receivable for:
Securities sold	349,129		160,783		80,859		19,633
Fund shares sold	34,838		5,302		16,113		2,220
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	18,523		4,833		49,765		4,732
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		1,428		0
Forward foreign currency contracts	0		0		0		1,764
Tax reclaim from unaffiliated securities	2,482		0		10,668		2,814
Tax reclaim from affiliated securities	0		0		0		0
Total receivables	404,972		170,918		158,833		31,163
Other assets	1		1		2		1
Total assets	$17,102,860		$5,686,453		$18,263,211		$3,005,318
Liabilities and Net Assets
Payable for:
Securities purchased	$431,985		$135,471		$48,918		$17,288
Fund shares redeemed	24,394		4,749		21,452		3,196
Options written, at value	0		7,391	(f)	0		0
Investment advisory fee	1,050		413		1,044		261
Other shareholder servicing fees	3,204		758		2,978		562
Transfer and dividend disbursing agent fees	375		200		207		155
Trustee fees	1		1		1		0	(d)
Deferred trustee compensation	1,083		954		933		452
Other	1,380		456		1,418		356
Total liabilities	463,472		150,393		76,951		22,270
Net assets applicable to Fund shares outstanding	$16,639,388		$5,536,060		$18,186,260		$2,983,048
Analysis of Net Assets
Paid in capital	$13,275,685		$4,299,805		$13,771,509		$2,668,029
Accumulated undistributed net realized gain (loss) on investments, forward contracts, written options, short sales and foreign currency transactions	84,832		(32,878)		989,556		52,439
Net unrealized appreciation (depreciation) on investments, forward contracts, written options and foreign currency translation	3,148,510		1,260,654		3,245,182		244,959
Accumulated undistributed net investment income (Distributions in excess of net investment income)	130,361		8,479		180,013		17,621
Net assets applicable to Fund shares outstanding	$16,639,388		$5,536,060		$18,186,260		$2,983,048
Price of Shares
Net asset value, offering and redemption price per share: Class I	$60.93		$36.79		$29.98		$26.34
Class I—Net assets	$16,444,996		$5,499,279		$17,285,515		$2,950,788
Class I—Shares outstanding (Unlimited shares authorized)	269,919		149,459		576,493		112,008
Net asset value, offering and redemption price per share: Class II	$60.59	(e)	$36.31		$29.75		$25.62
Class II—Net assets	$194,392		$36,781		$900,745		$32,260
Class II—Shares outstanding (Unlimited shares authorized)	3,209		1,013		30,277		1,259
(a) Identified cost of investments in unaffiliated securities	$13,549,377		$4,259,882		$14,223,649		$2,730,757
(b) Identified cost of investments in affiliated securities	0		0		635,459		0
(c) Identified cost of foreign currency	0	(d)	0		0	(d)	0	(d)
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2015.
(f) Written options premium $12,393.

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$2,024,527		$22,743,280	$2,451,253
Investments in affiliated securities, at value (b)	0		3,552,062	393,585
Cash	0		0	0
Foreign currency, at value (c)	0	(d)	7,295	3,004
Receivable for:
Securities sold	9,020		167,907	10,566
Fund shares sold	9,693		73,970	4,190
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	4,058		90,008	5,380
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		11,182	2,131
Forward foreign currency contracts	398		15,162	4,389
Tax reclaim from unaffiliated securities	2,350		40,099	2,787
Tax reclaim from affiliated securities	0		3,470	0
Total receivables	25,519		401,798	29,443
Other assets	1		1	1
Total assets	$2,050,047		$26,704,436	$2,877,286
Liabilities and Net Assets
Payable for:
Securities purchased	$13,937		$161,380	$18,065
Fund shares redeemed	1,881		57,905	2,900
Options written, at value	0		0	0
Investment advisory fee	175		1,949	275
Other shareholder servicing fees	293		5,227	963
Transfer and dividend disbursing agent fees	71		542	180
Trustee fees	0	(d)	1	0	(d)
Deferred trustee compensation	14		753	433
Other	281		2,427	580
Total liabilities	16,652		230,184	23,396
Net assets applicable to Fund shares outstanding	$2,033,395		$26,474,252	$2,853,890
Analysis of Net Assets
Paid in capital	$1,923,782		$28,019,805	$2,969,646
Accumulated undistributed net realized gain (loss) on investments, forward contracts, written options, short sales and foreign currency transactions	105,392		540,949	69,558
Net unrealized appreciation (depreciation) on investments, forward contracts, written options and foreign currency translation	(10,886)		(2,741,982)	(226,698)
Accumulated undistributed net investment income (Distributions in excess of net investment income)	15,107		655,480	41,384
Net assets applicable to Fund shares outstanding	$2,033,395		$26,474,252	$2,853,890
Price of Shares
Net asset value, offering and redemption price per share: Class I	$15.19		$21.34	$14.63
Class I—Net assets	$2,033,395		$25,915,183	$2,851,956
Class I—Shares outstanding (Unlimited shares authorized)	133,861		1,214,341	195,000
Net asset value, offering and redemption price per share: Class II	$0		$21.40	$14.53	(e)
Class II—Net assets	$0		$559,069	$1,934
Class II—Shares outstanding (Unlimited shares authorized)	0		26,124	133
(a) Identified cost of investments in unaffiliated securities	$2,035,636		$24,049,066	$2,595,914
(b) Identified cost of investments in affiliated securities	0		5,000,602	479,785
(c) Identified cost of foreign currency	0	(d)	7,279	3,029
(d) Amount rounds to less than $1,000.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2015.
(f) Written options premium $12,393.

Oakmark.com 41

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2015

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$315,963	$73,172	$275,394	$71,921
Dividends from affiliated securities	0	0	10,593	0
Interest income from unaffiliated securities	510	574	84,628	4
Interest income from affiliated securities	0	0	369	0
Security lending income	0	145	880	478
Foreign taxes withheld	(2,566)	0	(2,906)	(3,402)
Total investment income	313,907	73,891	368,958	69,001
Expenses:
Investment advisory fee	129,133	54,446	135,288	34,315
Transfer and dividend disbursing agent fees	1,547	709	844	601
Other shareholder servicing fees	16,962	4,151	14,760	2,747
Service fee—Class II	547	92	2,792	103
Reports to shareholders	1,425	329	631	259
Custody and accounting fees	523	263	600	466
Registration and blue sky expenses	430	457	299	98
Trustees fees	247	134	293	137
Legal fees	170	105	188	90
Audit and tax services fees	63	37	59	24
Other	513	316	504	278
Total expenses	151,560	61,039	156,258	39,118
Net Investment Income	$162,347	$12,852	$212,700	$29,883
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	94,544	(10,515)	986,495	106,858
Affiliated investments	0	0	865	0
Securities sold short	10,320	0	0	0
Forward foreign currency contracts	0	0	0	30,395
Foreign currency transactions	147	0	19	(440)
Written options	(12,933)	(13,055)	0	0
Net realized gain (loss)	92,078	(23,570)	987,379	136,813
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,117,574)	(378,573)	(1,588,251)	(369,817)
Affiliated investments	0	0	(16,240)	0
Securities sold short	(1,121)	0	0	0
Forward foreign currency contracts	0	0	0	(17,215)
Foreign currency translation	4	0	14	(45)
Written options	0	5,002	0	0
Net change in unrealized appreciation (depreciation)	(1,118,691)	(373,571)	(1,604,477)	(387,077)
Net realized and unrealized loss	(1,026,613)	(397,141)	(617,098)	(250,264)
Net increase (decrease) in net assets resulting from operations	$(864,266)	$(384,289)	$(404,398)	$(220,381)

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$39,771	$737,667	$58,672
Dividends from affiliated securities	0	129,103	24,762
Interest income from unaffiliated securities	9	852	15
Interest income from affiliated securities	0	0	0
Security lending income	309	13,250	642
Foreign taxes withheld	(2,431)	(71,726)	(6,076)
Total investment income	37,658	809,146	78,015
Expenses:
Investment advisory fee	20,503	243,867	33,845
Transfer and dividend disbursing agent fees	269	2,206	700
Other shareholder servicing fees	1,392	25,824	4,858
Service fee—Class II	0	1,539	6
Reports to shareholders	160	1,450	578
Custody and accounting fees	312	4,256	837
Registration and blue sky expenses	105	535	171
Trustees fees	150	396	131
Legal fees	81	237	86
Audit and tax services fees	23	127	64
Other	256	628	269
Total expenses	23,251	281,065	41,545
Net Investment Income	$14,407	$528,081	$36,470
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	138,094	753,199	85,655
Affiliated investments	0	(47,364)	(3,133)
Securities sold short	0	0	0
Forward foreign currency contracts	10,124	356,446	44,220
Foreign currency transactions	(65)	(9,629)	(419)
Written options	0	0	0
Net realized gain (loss)	148,153	1,052,652	126,323
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(241,424)	(3,308,253)	(154,816)
Affiliated investments	0	(823,941)	(103,264)
Securities sold short	0	0	0
Forward foreign currency contracts	(5,140)	(203,341)	(16,975)
Foreign currency translation	(95)	307	52
Written options	0	0	0
Net change in unrealized appreciation (depreciation)	(246,659)	(4,335,228)	(275,003)
Net realized and unrealized loss	(98,506)	(3,282,576)	(148,680)
Net increase (decrease) in net assets resulting from operations	$(84,099)	$(2,754,495)	$(112,210)

Oakmark.com 43

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$162,347	$102,858
Net realized gain (loss)	92,078	1,119,337
Net change in unrealized appreciation (depreciation)	(1,118,691)	1,047,395
Net increase (decrease) in net assets from operations	(864,266)	2,269,590
Distributions to shareholders from:
Net investment income—Class I	(105,542)	(58,384)
Net investment income—Class II	(827)	(403)
Net realized gain—Class I	(1,026,183)	(472,633)
Net realized gain—Class II	(12,168)	(4,832)
Total distributions to shareholders	(1,144,720)	(536,252)
From Fund share transactions:
Proceeds from shares sold—Class I	4,657,970	6,000,989
Proceeds from shares sold—Class II	107,384	90,170
Reinvestment of distributions—Class I	1,034,574	485,481
Reinvestment of distributions—Class II	9,135	4,114
Payment for shares redeemed—Class I	(3,751,484)	(2,123,132)
Payment for shares redeemed—Class II	(69,304)	(33,686)
Net increase in net assets from Fund share transactions	1,988,275	4,423,936
Total increase (decrease) in net assets	(20,711)	6,157,274
Net assets:
Beginning of year	16,660,099	10,502,825
End of year	$16,639,388	$16,660,099
Accumulated undistributed net investment income	$130,361	$81,552
Fund Share Transactions—Class I:
Shares sold	69,969	91,400
Shares issued in reinvestment of dividends	15,652	7,819
Less shares redeemed	(56,579)	(32,622)
Net increase in shares outstanding	29,042	66,597
Fund Share Transactions—Class II:
Shares sold	1,609	1,385
Shares issued in reinvestment of dividends	139	66
Less shares redeemed	(1,042)	(522)
Net increase in shares outstanding	706	929

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income (loss)	$12,852	$(1,330)
Net realized gain (loss)	(23,570)	836,600
Net change in unrealized appreciation (depreciation)	(373,571)	189,509
Net increase (decrease) in net assets from operations	(384,289)	1,024,779
Distributions to shareholders from:
Net investment income—Class I	0	(4,243)
Net realized gain—Class I	(787,839)	(224,068)
Net realized gain—Class II	(3,842)	(788)
Total distributions to shareholders	(791,681)	(229,099)
From Fund share transactions:
Proceeds from shares sold—Class I	1,987,726	1,984,637
Proceeds from shares sold—Class II	30,881	13,497
Reinvestment of distributions—Class I	691,226	198,994
Reinvestment of distributions—Class II	2,566	527
Payment for shares redeemed—Class I	(2,249,473)	(682,216)
Payment for shares redeemed—Class II	(14,140)	(7,497)
Net increase in net assets from Fund share transactions	448,786	1,507,942
Total increase (decrease) in net assets	(727,184)	2,303,622
Net assets:
Beginning of year	6,263,244	3,959,622
End of year	$5,536,060	$6,263,244
Accumulated undistributed net investment income (loss)	$8,479	$(4,373)
Fund Share Transactions—Class I:
Shares sold	47,737	46,187
Shares issued in reinvestment of dividends	17,067	5,088
Less shares redeemed	(54,887)	(16,255)
Net increase in shares outstanding	9,917	35,020
Fund Share Transactions—Class II:
Shares sold	748	317
Shares issued in reinvestment of dividends	64	13
Less shares redeemed	(350)	(179)
Net increase in shares outstanding	462	151

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$212,700	$170,881
Net realized gain (loss)	987,379	1,849,908
Net change in unrealized appreciation (depreciation)	(1,604,477)	(34,603)
Net increase (decrease) in net assets from operations	(404,398)	1,986,186
Distributions to shareholders from:
Net investment income—Class I	(153,860)	(90,716)
Net investment income—Class II	(5,380)	(1,788)
Net realized gain—Class I	(1,552,733)	(1,391,333)
Net realized gain—Class II	(92,069)	(91,024)
Total distributions to shareholders	(1,804,042)	(1,574,861)
From Fund share transactions:
Proceeds from shares sold—Class I	2,240,208	2,772,647
Proceeds from shares sold—Class II	189,738	219,618
Reinvestment of distributions—Class I	1,604,153	1,394,591
Reinvestment of distributions—Class II	86,561	83,122
Payment for shares redeemed—Class I	(3,859,786)	(3,384,039)
Payment for shares redeemed—Class II	(416,085)	(381,290)
Net increase (decrease) in net assets from Fund share transactions	(155,211)	704,649
Total increase (decrease) in net assets	(2,363,651)	1,115,974
Net assets:
Beginning of year	20,549,911	19,433,937
End of year	$18,186,260	$20,549,911
Accumulated undistributed net investment income	$180,013	$140,535
Fund Share Transactions—Class I:
Shares sold	69,270	83,077
Shares issued in reinvestment of dividends	50,461	43,473
Less shares redeemed	(119,604)	(101,356)
Net increase in shares outstanding	127	25,194
Fund Share Transactions—Class II:
Shares sold	5,891	6,616
Shares issued in reinvestment of dividends	2,737	2,603
Less shares redeemed	(12,991)	(11,481)
Net decrease in shares outstanding	(4,363)	(2,262)

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$29,883	$25,680
Net realized gain (loss)	136,813	210,668
Net change in unrealized appreciation (depreciation)	(387,077)	(37,823)
Net increase (decrease) in net assets from operations	(220,381)	198,525
Distributions to shareholders from:
Net investment income—Class I	(40,156)	(77,231)
Net investment income—Class II	(322)	(893)
Net realized gain—Class I	(197,597)	(56,046)
Net realized gain—Class II	(2,331)	(740)
Total distributions to shareholders	(240,406)	(134,910)
From Fund share transactions:
Proceeds from shares sold—Class I	426,324	1,060,586
Proceeds from shares sold—Class II	7,343	11,571
Reinvestment of distributions—Class I	222,510	124,277
Reinvestment of distributions—Class II	2,373	1,513
Payment for shares redeemed—Class I	(746,089)	(624,185)
Payment for shares redeemed—Class II	(14,209)	(11,107)
Net increase (decrease) in net assets from Fund share transactions	(101,748)	562,655
Total increase (decrease) in net assets	(562,535)	626,270
Net assets:
Beginning of year	3,545,583	2,919,313
End of year	$2,983,048	$3,545,583
Accumulated undistributed net investment income (loss)	$17,621	$(4,281)
Fund Share Transactions—Class I:
Shares sold	14,543	34,770
Shares issued in reinvestment of dividends	7,626	4,256
Less shares redeemed	(25,634)	(20,531)
Net increase (decrease) in shares outstanding	(3,465)	18,495
Fund Share Transactions—Class II:
Shares sold	255	388
Shares issued in reinvestment of dividends	83	53
Less shares redeemed	(492)	(370)
Net increase (decrease) in shares outstanding	(154)	71

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$14,407	$15,445
Net realized gain (loss)	148,153	63,040
Net change in unrealized appreciation (depreciation)	(246,659)	29,932
Net increase (decrease) in net assets from operations	(84,099)	108,417
Distributions to shareholders from:
Net investment income—Class I	(16,577)	(11,545)
Net realized gain—Class I	(90,353)	(22,884)
Total distributions to shareholders	(106,930)	(34,429)
From Fund share transactions:
Proceeds from shares sold—Class I	722,485	1,060,662
Reinvestment of distributions—Class I	89,569	28,754
Payment for shares redeemed—Class I	(524,922)	(385,875)
Net increase in net assets from Fund share transactions	287,132	703,541
Total increase in net assets	96,103	777,529
Net assets:
Beginning of year	1,937,292	1,159,763
End of year	$2,033,395	$1,937,292
Accumulated undistributed net investment income	$15,107	$10,749
Fund Share Transactions—Class I:
Shares sold	43,998	64,187
Shares issued in reinvestment of dividends	5,588	1,796
Less shares redeemed	(32,188)	(23,327)
Net increase in shares outstanding	17,398	42,656

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$528,081	$526,424
Net realized gain (loss)	1,052,652	1,542,589
Net change in unrealized appreciation (depreciation)	(4,335,228)	(2,504,051)
Net decrease in net assets from operations	(2,754,495)	(435,038)
Distributions to shareholders from:
Net investment income—Class I	(571,149)	(443,291)
Net investment income—Class II	(9,359)	(6,083)
Net realized gain—Class I	(1,205,922)	(298,171)
Net realized gain—Class II	(24,101)	(4,929)
Total distributions to shareholders	(1,810,531)	(752,474)
From Fund share transactions:
Proceeds from shares sold—Class I	8,287,329	11,426,097
Proceeds from shares sold—Class II	292,692	337,466
Reinvestment of distributions—Class I	1,429,773	596,808
Reinvestment of distributions—Class II	21,706	7,279
Payment for shares redeemed—Class I	(9,090,166)	(4,983,536)
Payment for shares redeemed—Class II	(200,572)	(170,918)
Net increase in net assets from Fund share transactions	740,762	7,213,196
Total increase (decrease) in net assets	(3,824,264)	6,025,684
Net assets:
Beginning of year	30,298,516	24,272,832
End of year	$26,474,252	$30,298,516
Accumulated undistributed net investment income	$655,480	$417,622
Fund Share Transactions—Class I:
Shares sold	341,575	434,304
Shares issued in reinvestment of dividends	60,636	23,358
Less shares redeemed	(377,963)	(190,202)
Net increase in shares outstanding	24,248	267,460
Fund Share Transactions—Class II:
Shares sold	11,962	12,777
Shares issued in reinvestment of dividends	915	283
Less shares redeemed	(8,249)	(6,458)
Net increase in shares outstanding	4,628	6,602

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
From Operations:
Net investment income	$36,470	$29,622
Net realized gain (loss)	126,323	207,128
Net change in unrealized appreciation (depreciation)	(275,003)	(330,279)
Net decrease in net assets from operations	(112,210)	(93,529)
Distributions to shareholders from:
Net investment income—Class I	(47,555)	(77,487)
Net investment income—Class II	(37)	(104)
Net realized gain—Class I	(166,420)	0
Net realized gain—Class II	(172)	0
Total distributions to shareholders	(214,184)	(77,591)
From Fund share transactions:
Proceeds from shares sold—Class I	1,078,421	1,257,909
Proceeds from shares sold—Class II	744	1,578
Reinvestment of distributions—Class I	188,923	68,648
Reinvestment of distributions—Class II	86	38
Payment for shares redeemed—Class I	(999,898)	(500,401)
Payment for shares redeemed—Class II	(1,892)	(1,631)
Redemption fees—Class I	652	643
Redemption fees—Class II	1	1
Net increase in net assets from Fund share transactions	267,037	826,785
Total increase (decrease) in net assets	(59,357)	655,665
Net assets:
Beginning of year	2,913,247	2,257,582
End of year	$2,853,890	$2,913,247
Accumulated undistributed net investment income	$41,384	$11,663
Fund Share Transactions—Class I:
Shares sold	68,068	71,954
Shares issued in reinvestment of dividends	12,799	4,096
Less shares redeemed	(63,512)	(28,760)
Net increase in shares outstanding	17,355	47,290
Fund Share Transactions—Class II:
Shares sold	47	91
Shares issued in reinvestment of dividends	6	2
Less shares redeemed	(121)	(94)
Net decrease in shares outstanding	(68)	(1)

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2015.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE. At September 30, 2015 Select held a security which was valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees.

Oakmark.com 51

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Adviser's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At September 30, 2015, there were no transfers between levels.

The following is a summary of the inputs used as of September 30, 2015 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$15,745,232	$0	$0
Short Term Investments	0	952,655	0
Total	$15,745,232	$952,655	$0
Select
Common Stocks	$5,090,873	$0	$0
Convertible Bond	0	30,032	0
Short Term Investments	0	394,629	0
Put Options Written	(7,391)	0	0
Total	$5,083,482	$424,661	$0
Equity and Income
Common Stocks	$11,066,598	$0	$0
Government and Agency Securities	0	1,496,249	0
Corporate Bonds	0	1,544,338	0
Asset Backed Securities	0	11,473	0
Short Term Investments	0	3,985,632	0
Total	$11,066,598	$7,037,692	$0
Global
Common Stocks	$2,931,813	$0	$0
Short Term Investments	0	42,341	0
Forward Foreign Currency Contracts—Assets	0	2,040	0
Forward Foreign Currency Contracts—Liabilities	0	(276)	0
Total	$2,931,813	$44,105	$0
Global Select
Common Stocks	$1,900,797	$0	$0
Short Term Investments	0	123,730	0
Forward Foreign Currency Contracts—Assets	0	398	0
Total	$1,900,797	$124,128	$0

52 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$25,392,252	$0	$0
Short Term Investments	0	903,090	0
Forward Foreign Currency Contracts—Assets	0	18,219	0
Forward Foreign Currency Contracts—Liabilities	0	(3,057)	0
Total	$25,392,252	$918,252	$0
Int'l Small Cap
Common Stocks	$2,689,624	$0	$0
Short Term Investments	0	155,214	0
Forward Foreign Currency Contracts—Assets	0	5,087	0
Forward Foreign Currency Contracts—Liabilities	0	(698)	0
Total	$2,689,624	$159,603	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2015 certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At September 30, 2015 each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to

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Oakmark Funds

Notes to Financial Statements (continued)

meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2015 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 9/30/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	10,877	03/16/16	$7,570	$(276)
			$7,570	$(276)
Foreign Currency Sold:
Australian Dollar	23,389	03/16/16	$16,277	$1,448
Swiss Franc	120,177	03/16/16	124,172	592
			$140,449	$2,040

During the year ended September 30, 2015 the notional value of forward foreign currency contracts opened for Global were $364,237 and the notional value of settled contracts was $428,242 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 9/30/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	80,807	03/16/16	$83,493	$398
			$83,493	$398

During the year ended September 30, 2015 the notional value of forward foreign currency contracts opened for Global Select were $207,818 and the notional value of settled contracts was $179,155 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 9/30/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	127,481	03/16/16	$88,719	$(3,057)
			$88,719	$(3,057)
Foreign Currency Sold:
Australian Dollar	236,628	03/16/16	$164,678	$14,653
Swiss Franc	724,390	03/16/16	748,469	3,566
			$913,147	$18,219

During the year ended September 30, 2015 the notional value of forward foreign currency contracts opened for International were $2,627,976 and the notional value of settled contracts was $4,131,434 (in thousands).

54 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 9/30/15	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	27,800	03/16/16	$19,347	$(698)
			$19,347	$(698)
Foreign Currency Sold:
Australian Dollar	69,609	03/16/16	$48,443	$4,310
Norwegian Krone	66,514	12/16/15	7,804	321
Swiss Franc	92,601	03/16/16	95,679	456
			$151,926	$5,087

During the year ended September 30, 2015 the notional value of forward foreign currency contracts opened for Int'l Small Cap were $328,875 and the notional value of settled contracts was $480,043 (in thousands).

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2015 none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2015 none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The

Oakmark.com 55

Oakmark Funds

Notes to Financial Statements (continued)

risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select wrote put options during the year ended September 30, 2015, as follows (in thousands):

Oakmark

	Number of Contracts	Premiums
Options outstanding at September 30, 2014	0	$0
Options written	25	7,218
Options bought back	(25)	(7,218)
Options outstanding at September 30, 2015	0	$0

Select

	Number of Contracts	Premiums
Options outstanding at September 30, 2014	0	$0
Options written	347	56,790
Options bought back	(296)	(44,397)
Options outstanding at September 30, 2015	51	$12,393

Committed line of credit

The Trust has an unsecured committed line of credit (the "Facility") with State Street in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.15% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2015.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2015 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2015 all of the Funds held repurchase agreements.

Security lending

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2015 Equity and Income and Int'l Small Cap had securities on loan with a value of $1,568,502 and $5,846,639, respectively, and held as collateral for the loans U.S. Treasury securities with a value of $1,595,503 and $6,335,564, respectively.

56 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At September 30, 2015 Equity and Income and International held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$29,500	1011778 BC ULC / New Red Finance, Inc.	09/24/14	$29,500	$29,943	0.16%
39,380	Activision Blizzard, Inc.	09/12/13 - 08/07/15	41,372	41,584	0.23%
125,000	Anthem, Inc.	08/11/15 - 09/11/15	124,942	124,963	0.69%
156,000	BMW US Capital LLC	08/20/15 - 09/25/15	155,978	155,977	0.86%
40,750	BP Capital Markets PLC	02/05/15 - 02/11/15	40,736	40,736	0.22%
11,450	Cabela's Master Credit Card Trust	10/20/11	11,450	11,473	0.06%
125,000	Chevron Corp.	09/09/15 - 09/16/15	124,978	124,978	0.68%
37,000	Credit Suisse Group AG	12/04/13 - 06/11/14	37,000	37,800	0.21%
3,950	Dollar Tree, Inc.	02/06/15	3,950	4,086	0.02%
175,000	General Mills, Inc.	09/15/15 - 09/30/15	174,996	174,996	0.96%
5,590	Glencore Finance Canada, Ltd.	06/01/15 - 06/02/15	5,723	5,196	0.03%
8,060	Glencore Funding LLC	01/15/15	8,063	7,657	0.04%
10,000	Howard Hughes Corp.	09/27/13	10,000	10,159	0.06%
39,400	International Game Technology PLC	02/09/15	39,400	36,590	0.20%
100,000	J.P. Morgan Securities LLC	05/04/15	99,971	99,971	0.55%
75,000	John Deere Capital Co.	09/08/15 - 09/24/15	74,991	74,991	0.41%
187,375	Kellogg Co.	09/03/15 - 09/30/15	187,346	187,346	1.03%
13,790	Level 3 Financing, Inc.	04/16/15 - 04/17/15	13,800	13,139	0.07%
30,930	Live Nation Entertainment, Inc.	08/15/12 - 01/22/15	32,198	32,192	0.18%
2,950	MSCI, Inc.	08/10/15	2,950	2,972	0.02%
13,230	McGraw Hill Financial, Inc.	05/20/15 - 08/13/15	13,169	13,274	0.07%
484,000	MetLife Short Term Funding LLC	08/03/15 - 09/30/15	483,950	483,950	2.66%
9,835	Omega Healthcare Investors, Inc.	09/16/15	9,807	9,998	0.06%
4,920	Penske Truck Leasing Co., LP / PTL Finance Corp.	06/16/15	5,077	5,067	0.03%
1,500	Post Holdings, Inc.	03/12/14 - 08/12/15	1,548	1,513	0.01%
4,049	Quiksilver, Inc. / QS Wholesale, Inc.	07/11/13 - 04/15/14	4,218	3,280	0.02%
6,885	Scientific Games International, Inc.	11/14/14	6,885	6,782	0.04%
4,990	Serta Simmons Bedding LLC	09/26/12 - 09/27/12	4,972	5,233	0.03%
8,895	Sirius XM Radio, Inc.	03/04/15 - 03/26/15	9,425	9,229	0.05%
9,970	Six Flags Entertainment Corp.	12/11/12	9,992	9,970	0.05%
1,000	Tribune Media Co.	06/17/15	1,000	970	0.01%
57,474	Ultra Petroleum Corp.	04/11/14 - 10/28/14	58,521	38,431	0.21%
33,475	Valeant Pharmaceuticals International, Inc.	03/13/15 - 09/25/15	34,303	32,651	0.18%
100,000	Wal-Mart Stores, Inc.	09/24/15 - 09/25/15	99,989	99,989	0.55%
14,745	Zayo Group LLC / Zayo Capital, Inc.	01/20/15	14,734	14,303	0.08%
				$1,951,389	10.73%

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Oakmark Funds

Notes to Financial Statements (continued)

International

Par Value Security (000)	Acquisition Name	Cost Date	Value (000)	Percentage of (000)	Net Assets
$250,000	J.P. Morgan Securities LLC	04/16/15 - 09/17/15	$249,793	$249,839	0.94%
				$249,839	0.94%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2015 remains subject to examination by taxing authorities.

Recently issued accounting pronouncement

In June 2014 FASB issued Accounting Standards Update 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark 1.00% up to $2 billion;	0.90% on the next $1 billion; 0.80% on the next $2 billion; 0.75% on the next $2.5 billion; 0.675% on the next $2.5 billion; 0.625% on the next $2.5 billion; and 0.620% over $12.5 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion; and
0.785% over $35 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2016 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Fund	Class I	Class II
Global	1.75%	2.00%
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2019, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2015 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2015 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$13,552,304	$3,611,544	$(465,961)	$3,145,583
Select	4,259,882	1,362,276	(106,624)	1,255,652
Equity and Income	14,859,108	3,597,343	(352,161)	3,245,182
Global	2,744,873	420,581	(191,300)	229,281
Global Select	2,040,301	138,700	(154,474)	(15,774)
International	29,302,465	1,115,167	(4,122,290)	(3,007,123)
Int'l Small Cap	3,095,651	217,414	(468,227)	(250,813)

At September 30, 2015 none of the Funds had capital loss carryforwards for federal income tax purposes.

During the year ended September 30, 2015 as permitted under federal income tax regulations, Select elected to defer $32,878 of late year ordinary losses (in thousands).

Oakmark.com 59

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2015 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$131,423	$87,761	$219,184
Select	9,396	0	9,396
Equity and Income	180,895	989,556	1,170,451
Global	30,219	56,151	86,370
Global Select	15,532	110,055	125,587
International	671,163	793,746	1,464,909
Int'l Small Cap	59,447	76,225	135,672

During the year ended September 30, 2015 and the year ended September 30, 2014 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2015		Year Ended September 30, 2014
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$106,369	$1,038,351	$73,945	$462,307
Select	0	791,681	3,665	225,434
Equity and Income	179,672	1,624,370	92,504	1,482,357
Global	60,218	180,188	78,124	56,786
Global Select	43,739	63,191	11,545	22,884
International	751,912	1,058,619	449,374	303,100
Int'l Small Cap	47,592	166,592	77,591	0

On September 30, 2015 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2015 transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$6,762,103	$2,777,943	$3,814,175	$1,242,130	$1,059,681	$13,540,130	$1,395,893
Proceeds from sales	5,500,901	3,042,322	4,618,487	1,501,738	929,313	13,705,843	1,331,416

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2015 were $191,924 and $431,125, respectively, for Equity and Income.

During the year ended September 30, 2015 Oakmark, Select, Equity and Income and Global Select engaged in sale transactions (in thousands) totaling $183,513, $331,926, $6,208 and $58,860, respectively, with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the 1940 Act.

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2015. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares/ Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2014	Value September 30, 2015
Blount International, Inc. (a)	2,853	$4,682	$486	$0	$0	$34,246	$15,892
Flowserve Corp.	7,338	420,764	6,518	3,686	0	0	301,877
Foot Locker, Inc.	7,206	0	9,839	6,907	0	408,933	518,644
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	0	0	0	369	5,208	5,100
TOTALS		$425,446	$16,843	$10,593	$369	$448,387	$841,513

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2014	Value September 30, 2015
CNH Industrial N.V.	93,721	$0	$0	$20,158	$745,757	$610,015
Meggitt PLC	39,953	77,386	79,349	8,532	287,075	287,812
Meitec Corp. (b)	519	0	63,110	1,407	67,554	18,008
OMRON Corp.	14,529	591,785	0	4,120	0	434,181
Orica, Ltd.	33,418	17,126	41,669	28,483	595,967	352,775
Prada SPA	128,059	307,988	25,099	12,884	466,813	489,101
SKF AB	24,358	100,507	148,021	15,424	530,017	447,292
Schindler Holding AG (b)	1,181	80,709	218,830	7,620	263,015	169,593
Smiths Group PLC	22,771	79,432	0	12,327	368,742	346,190
Willis Group Holdings PLC	14,271	0	41,678	18,148	630,995	584,696
TOTALS		$1,254,933	$617,756	$129,103	$3,955,935	$3,739,663

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2014	Value September 30, 2015
Atea ASA	7,741	$7,465	$0	$6,163	$78,305	$71,149
gategroup Holding AG (b)	1,179	3,113	22,200	738	37,905	39,726
Goodman Fielder, Ltd. (c)	0	0	52,147	0	54,252	0
Hengdeli Holdings, Ltd. (b)	232,369	2,651	4,747	1,151	37,441	33,281
Ichiyoshi Securities Co., Ltd.	2,221	13,515	1,452	721	12,775	19,125
Konecranes OYJ (b)	3,269	42,617	37,988	3,018	80,203	81,679
LSL Property Services PLC	10,416	0	0	1,932	55,047	53,966
Morgan Advanced Materials PLC (b)	12,244	10,593	11,158	2,369	58,174	52,288
Orbotech, Ltd. (a) (b)	1,688	3,337	9,403	0	29,954	26,074
Outotec OYJ	9,337	57,091	0	694	0	34,491
Premier Farnell PLC	25,092	8,454	0	3,299	64,247	39,762
SThree PLC (b)	6,359	9,467	0	1,305	26,038	33,429

Oakmark.com 61

Oakmark Funds

Notes to Financial Statements (continued)

Affiliates	Shares	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2014	Value September 30, 2015
Saft Groupe SA	1,519	$4,837	$9,699	$1,487	$54,315	$49,634
Transpacific Industries Group, Ltd.	91,723	28,272	1,837	1,019	37,207	43,779
Wajax Corp.	953	11,527	0	866	12,941	15,772
TOTALS		$202,939	$150,631	$24,762	$638,804	$594,155

(a)  Non-income producing security.

(b)  Due to transactions during the year ended September 30, 2015, the company is no longer an affiliate.

(c)  Position in issuer liquidated during the year ended September 30, 2015.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

62 OAKMARK FUNDS

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$68.46		$59.73	$48.97	$37.87	$38.36
Income From Investment Operations:
Net Investment Income	0.59		0.43	0.42 (a)	0.36 (a)	0.34 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(3.57)		11.22	12.22	11.09	(0.58)
Total From Investment Operations	(2.98)		11.65	12.64	11.45	(0.24)
Less Distributions:
From Net Investment Income	(0.42)		(0.32)	(0.38)	(0.35)	(0.25)
From Capital Gains	(4.13)		(2.60)	(1.50)	0.00	0.00
Total Distributions	(4.55)		(2.92)	(1.88)	(0.35)	(0.25)
Redemption Fees	0.00		0.00	0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$60.93		$68.46	$59.73	$48.97	$37.87
Total Return	-4.87%		20.01%	26.75%	30.43%	-0.67%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$16,445.0		$16,489.4	$10,409.0	$6,738.7	$4,512.5
Ratio of Expenses to Average Net Assets	0.85	%(c)	0.87%	0.95%	1.03%	1.04%
Ratio of Net Investment Income to Average Net Assets	0.92%		0.76%	0.78%	0.81%	0.82%
Portfolio Turnover Rate	33%		25%	19%	27%	18%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Year	$68.18		$59.58	$48.89	$37.78	$38.32
Income From Investment Operations:
Net Investment Income	0.38	(a)	0.23	0.27 (a)	0.24 (a)	0.19 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(3.56)		11.19	12.20	11.09	(0.59)
Total From Investment Operations	(3.18)		11.42	12.47	11.33	(0.40)
Less Distributions:
From Net Investment Income	(0.28)		(0.22)	(0.28)	(0.22)	(0.14)
From Capital Gains	(4.13)		(2.60)	(1.50)	0.00	0.00
Total Distributions	(4.41)		(2.82)	(1.78)	(0.22)	(0.14)
Redemption Fees	0.00		0.00	0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$60.59		$68.18	$59.58	$48.89	$37.78
Total Return	-5.19%		19.64%	26.41%	30.11%	-1.07%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$194.4		$170.7	$93.8	$36.1	$24.7
Ratio of Expenses to Average Net Assets	1.19	%(c)	1.18%	1.23%	1.30%	1.45%
Ratio of Net Investment Income to Average Net Assets	0.57%		0.45%	0.49%	0.54%	0.44%
Portfolio Turnover Rate	33%		25%	19%	27%	18%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Includes interest expense that amounts to less than 0.01%.

Oakmark.com 63

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$44.71	$37.74		$32.33	$25.50	$25.64
Income From Investment Operations:
Net Investment Income (Loss)	0.08 (a)	(0.00	)(b)	0.04	0.04	0.04 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.60)	9.14		8.40	6.85	(0.12)
Total From Investment Operations	(2.52)	9.14		8.44	6.89	(0.08)
Less Distributions:
From Net Investment Income	0.00	(0.04)		(0.03)	(0.06)	(0.06)
From Capital Gains	(5.40)	(2.13)		(3.00)	0.00	0.00
Total Distributions	(5.40)	(2.17)		(3.03)	(0.06)	(0.06)
Redemption Fees	0.00	0.00		0.00	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$36.79	$44.71		$37.74	$32.33	$25.50
Total Return	-6.75%	25.03%		28.40%	27.05%	-0.34%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$5,499.3	$6,238.8		$3,944.6	$3,029.5	$2,266.7
Ratio of Expenses to Average Net Assets	0.95%	0.95%		1.01%	1.05%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	(0.03)%		0.11%	0.11%	0.15%
Portfolio Turnover Rate	46%	37%		24%	32%	16%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015		2014	2013	2012		2011
Net Asset Value, Beginning of Year	$44.32		$37.50	$32.21	$25.43		$25.59
Income From Investment Operations:
Net Investment Loss	(0.05	)(a)	(0.18)	(0.11)	(0.06	)(a)	(0.05	)(a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.56)		9.13	8.40	6.84		(0.11)
Total From Investment Operations	(2.61)		8.95	8.29	6.78		(0.16)
Less Distributions:
From Capital Gains	(5.40)		(2.13)	(3.00)	0.00		0.00
Total Distributions	(5.40)		(2.13)	(3.00)	0.00		0.00
Redemption Fees	0.00		0.00	0.00	0.00	(b)	0.00	(b)
Net Asset Value, End of Year	$36.31		$44.32	$37.50	$32.21		$25.43
Total Return	-7.04%		24.66%	27.99%	26.66%		-0.63%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$36.8		$24.4	$15.0	$11.8		$8.0
Ratio of Expenses to Average Net Assets	1.27%		1.23%	1.33%	1.36%		1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%		(0.30)%	(0.21)%	(0.21)%		(0.16)%
Portfolio Turnover Rate	46%		37%	24%	32%		16%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

64 OAKMARK FUNDS

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$33.65	$33.06	$29.09		$25.62	$26.03
Income From Investment Operations:
Net Investment Income	0.36	0.29	0.28		0.25	0.26
Net Gain (Loss) on Investments (both realized and unrealized)	(1.04)	3.02	4.68		4.07	(0.45)
Total From Investment Operations	(0.68)	3.31	4.96		4.32	(0.19)
Less Distributions:
From Net Investment Income	(0.27)	(0.17)	(0.27)		(0.38)	(0.22)
From Capital Gains	(2.72)	(2.55)	(0.72)		(0.47)	0.00
Total Distributions	(2.99)	(2.72)	(0.99)		(0.85)	(0.22)
Net Asset Value, End of Year	$29.98	$33.65	$33.06		$29.09	$25.62
Total Return	-2.53%	10.39%	17.63%		17.19%	-0.77%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$17,285.5	$19,392.7	$18,222.5		$17,889.0	$16,441.0
Ratio of Expenses to Average Net Assets	0.75%	0.74%	0.77%		0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.06%	0.85%	0.89%		0.84%	0.93%
Portfolio Turnover Rate	25%	18%	25	%(a)	29%	47%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$33.41	$32.83	$28.90		$25.45	$25.85
Income From Investment Operations:
Net Investment Income	0.25	0.18 (a)	0.17		0.15	0.17
Net Gain (Loss) on Investments (both realized and unrealized)	(1.03)	3.00	4.66		4.05	(0.43)
Total From Investment Operations	(0.78)	3.18	4.83		4.20	(0.26)
Less Distributions:
From Net Investment Income	(0.16)	(0.05)	(0.18)		(0.28)	(0.14)
From Capital Gains	(2.72)	(2.55)	(0.72)		(0.47)	0.00
Total Distributions	(2.88)	(2.60)	(0.90)		(0.75)	(0.14)
Net Asset Value, End of Year	$29.75	$33.41	$32.83		$28.90	$25.45
Total Return	-2.84%	10.04%	17.23%		16.82%	-1.04%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$900.7	$1,157.2	$1,211.4		$1,288.0	$1,212.2
Ratio of Expenses to Average Net Assets	1.09%	1.05%	1.10%		1.09%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.54%	0.56%		0.53%	0.61%
Portfolio Turnover Rate	25%	18%	25	%(b)	29%	47%

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

Oakmark.com 65

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$30.34	$29.70	$21.63		$18.81	$20.39
Income From Investment Operations:
Net Investment Income	0.25 (a)	0.23 (a)	0.21		0.20	0.16	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.16)	1.71	8.23		2.62	(1.65)
Total From Investment Operations	(1.91)	1.94	8.44		2.82	(1.49)
Less Distributions:
From Net Investment Income	(0.35)	(0.75)	(0.37)		0.00	(0.09)
From Capital Gains	(1.74)	(0.55)	0.00		0.00	0.00
Total Distributions	(2.09)	(1.30)	(0.37)		0.00	(0.09)
Redemption Fees	0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Year	$26.34	$30.34	$29.70		$21.63	$18.81
Total Return	-6.92%	6.70%	39.55%		14.99%	-7.38%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,950.8	$3,503.8	$2,880.4		$2,062.8	$1,816.9
Ratio of Expenses to Average Net Assets	1.12%	1.11%	1.13%		1.16%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.76%	0.75%		0.91%	0.70%
Portfolio Turnover Rate	36%	31%	45	%(c)	26%	29	%(c)

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$29.57	$28.98	$21.11		$18.42	$19.97
Income From Investment Operations:
Net Investment Income	0.13 (a)	0.13 (a)	0.03		0.11 (a)	0.06	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.10)	1.67	8.14		2.58	(1.61)
Total From Investment Operations	(1.97)	1.80	8.17		2.69	(1.55)
Less Distributions:
From Net Investment Income	(0.24)	(0.66)	(0.30)		0.00	0.00	(b)
From Capital Gains	(1.74)	(0.55)	0.00		0.00	0.00
Total Distributions	(1.98)	(1.21)	(0.30)		0.00	0.00	(b)
Redemption Fees	0.00	0.00	0.00	(b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Year	$25.62	$29.57	$28.98		$21.11	$18.42
Total Return	-7.33%	6.35%	39.11%		14.60%	-7.75%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$32.3	$41.8	$38.9		$33.1	$36.6
Ratio of Expenses to Average Net Assets	1.52%	1.45%	1.48%		1.50%	1.55%
Ratio of Net Investment Income to Average Net Assets	0.46%	0.42%	0.40%		0.55%	0.27%
Portfolio Turnover Rate	36%	31%	45	%(c)	26%	29	%(c)

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

66 OAKMARK FUNDS

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$16.63	$15.71	$11.65	$9.96	$10.15
Income From Investment Operations:
Net Investment Income	0.12	0.12	0.14	0.09	0.02
Net Gain (Loss) on Investments (both realized and unrealized)	(0.65)	1.21	4.18	1.60	(0.19)
Total From Investment Operations	(0.53)	1.33	4.32	1.69	(0.17)
Less Distributions:
From Net Investment Income	(0.14)	(0.14)	(0.16)	0.00	(0.02)
From Capital Gains	(0.77)	(0.27)	(0.10)	0.00	0.00
Total Distributions	(0.91)	(0.41)	(0.26)	0.00	(0.02)
Redemption Fees	0.00	0.00	0.00	0.00 (a)	0.00 (a)
Net Asset Value, End of Year	$15.19	$16.63	$15.71	$11.65	$9.96
Total Return	-3.44%	8.52%	37.69%	16.97%	-1.65%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,033.4	$1,937.3	$1,159.8	$555.8	$422.0
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.15%	1.23%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.92%	1.01%	0.72%	0.33%
Portfolio Turnover Rate	48%	24%	36%	36%	49%

(a)  Amount rounds to less than $0.01 per share.

Oakmark.com 67

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Year	$25.01	$25.89		$18.79		$16.13	$18.18
Income From Investment Operations:
Net Investment Income	0.46	0.46	(a)	0.28		0.34 (a)	0.31 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.55)	(0.61)		7.26		2.45	(2.20)
Total From Investment Operations	(2.09)	(0.15)		7.54		2.79	(1.89)
Less Distributions:
From Net Investment Income	(0.51)	(0.44)		(0.44)		(0.13)	(0.16)
From Capital Gains	(1.07)	(0.29)		0.00		0.00	0.00
Total Distributions	(1.58)	(0.73)		(0.44)		(0.13)	(0.16)
Redemption Fees	0.00	0.00		0.00		0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$21.34	$25.01		$25.89		$18.79	$16.13
Total Return	-8.98%	-0.64%		40.79%		17.40%	-10.54%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$25,915.2	$29,759.6		$23,886.0		$8,993.6	$6,920.8
Ratio of Expenses to Average Net Assets	0.95%	0.95%		0.98%		1.06%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.76%		1.58%		1.90%	1.63%
Portfolio Turnover Rate	48%	39	%(c)	37	%(c)	38%	45%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Year	$25.07	$25.98		$18.86		$16.18	$18.25
Income From Investment Operations:
Net Investment Income	0.36 (a)	0.37	(a)	0.27	(a)	0.27	0.24 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(2.55)	(0.63)		7.23		2.47	(2.20)
Total From Investment Operations	(2.19)	(0.26)		7.50		2.74	(1.96)
Less Distributions:
From Net Investment Income	(0.41)	(0.36)		(0.38)		(0.06)	(0.11)
From Capital Gains	(1.07)	(0.29)		0.00		0.00	0.00
Total Distributions	(1.48)	(0.65)		(0.38)		(0.06)	(0.11)
Redemption Fees	0.00	0.00		0.00		0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$21.40	$25.07		$25.98		$18.86	$16.18
Total Return	-9.31%	-1.04%		40.31%		16.99%	-10.85%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$559.1	$538.9		$386.9		$241.4	$204.0
Ratio of Expenses to Average Net Assets	1.33%	1.33%		1.34%		1.39%	1.45%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.40%		1.20%		1.55%	1.26%
Portfolio Turnover Rate	48%	39	%(c)	37	%(c)	38%	45%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

68 OAKMARK FUNDS

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$16.38	$17.29	$13.06	$11.56	$13.02
Income From Investment Operations:
Net Investment Income	0.19 (a)	0.17	0.18	0.20	0.15 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.78)	(0.53)	4.26	1.32	(1.53)
Total From Investment Operations	(0.59)	(0.36)	4.44	1.52	(1.38)
Less Distributions:
From Net Investment Income	(0.26)	(0.55)	(0.21)	(0.02)	(0.08)
From Capital Gains	(0.90)	0.00	0.00	0.00 (b)	0.00
Total Distributions	(1.16)	(0.55)	(0.21)	(0.02)	(0.08)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$14.63	$16.38	$17.29	$13.06	$11.56
Total Return	-3.70%	-2.14%	34.42%	13.15%	-10.72%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,852.0	$2,910.0	$2,254.1	$1,525.8	$1,328.4
Ratio of Expenses to Average Net Assets	1.35%	1.31%	1.35%	1.41%	1.38%
Ratio of Net Investment Income to Average Net Assets	1.18%	1.07%	1.23%	1.54%	1.10%
Portfolio Turnover Rate	46%	38%	50%	33%	46%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Year	$16.26	$17.17	$12.98	$11.50		$12.97
Income From Investment Operations:
Net Investment Income	0.13 (a)	0.14	0.13 (a)	0.17	(a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.77)	(0.54)	4.24	1.31		(1.55)
Total From Investment Operations	(0.64)	(0.40)	4.37	1.48		(1.43)
Less Distributions:
From Net Investment Income	(0.19)	(0.51)	(0.18)	0.00		(0.04)
From Capital Gains	(0.90)	0.00	0.00	0.00	(b)	0.00
Total Distributions	(1.09)	(0.51)	(0.18)	0.00	(b)	(0.04)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$14.53	$16.26	$17.17	$12.98		$11.50
Total Return	-4.00%	-2.42%	34.04%	12.90%		-11.09%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1.9	$3.3	$3.5	$2.6		$1.9
Ratio of Expenses to Average Net Assets	1.62%	1.62%	1.64%	1.69%		1.72%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.70%	0.90%	1.34%		0.85%
Portfolio Turnover Rate	46%	38%	50%	33%		46%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

Oakmark.com 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of Harris Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprised of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 17, 2015

70 OAKMARK FUNDS

Federal Tax Information

Disclosures and Endnotes

(Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of $2,764,370, $2,001,797, $56,635,542 and $4,434,717 and earned $46,681,894, $26,730,112, $867,037,035 and $75,376,104 of foreign source income during the year ended September 30, 2015, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International and Int'l Small Cap designated $0.02, $0.01, $0.05 and $0.02 per share as foreign taxes paid and $0.41, $0.20, $0.70 and $0.39 per share as income earned from foreign sources for the year ended September 30, 2015, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2015 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$309,665
Select	72,367
Equity and Income	271,658
Global	71,861
Global Select	36,908
International	838,347
Int'l Small Cap	66,333

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2015 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	0.00%
Equity and Income	100.00%
Global	30.14%
Global Select	23.84%
International	0.00%
Int'l Small Cap	0.00%

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  I'm ignoring 2005 when the White Sox won the World Series, and 2008 when they won one game in the playoffs against the then-Joe-Maddon-coached Tampa Bay Rays because in Chicago, Cubs fans ignore the Sox's accomplishments and vice-versa.

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure

Oakmark.com 71

Disclosures and Endnotes (continued)

the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

72 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the next meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Kristi L. Rowsell* 49 President	2010

Director, Harris Associates Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.

			None

Trustees Who Are Not Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Allan J. Reich 67 Chairman	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	None
Thomas H. Hayden 64	1995	Lecturer, Department of Integrated Marketing Communications, the Medill School, Northwestern University, since July 2006.	None
Christine M. Maki 54	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communications), since August 2008	None
Laurence C. Morse, Ph.D. 64	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Steven S. Rogers 58	2006

Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

			None
Burton W. Ruder 71	1995	President, BWR Enterprises (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm).	None
Peter S. Voss 68	1995	Retired, since 2007.	None

Oakmark.com 73

Trustees and Officers (continued)

Other Officers of the Trust

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy 65	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, U.S. Equity of HAI, HALP and HASLP; Portfolio Manager, HALP
Judson H. Brooks 44	Vice President	2013	Analyst, HALP
Anthony P. Coniaris 38	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Director, HAI since 2015; Co-CEO of HAI, HALP and HASLP since 2015; Portfolio Manager and Analyst, HALP
Richard J. Gorman 49	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant 51	Vice President and Portfolio Manager (Oakmark Fund)	2000	Director, HAI since 2015; Co-CEO of HAI, HALP and HASLP since 2015; Portfolio Manager and Analyst, HALP
Thomas E. Herman 53	Principal Financial Officer	2011	Chief Financial Officer and Treasurer, HAI, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto
David G. Herro 54	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman since 2015; Chief Investment Officer, International Equity, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson 45	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
John J. Kane 44	Treasurer	2005	Director, Global Investment Services, HALP
Christopher W. Keller 49	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Matthew A. Logan 31	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
Michael L. Manelli 35	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Vice President of HAI, HALP since 2014; Portfolio Manager and Analyst, HALP
Clyde S. McGregor 62	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray 45	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP since 2012; Portfolio Manager and Analyst, HALP
Michael J. Neary 47	Vice President	2009	Managing Director and Client Portfolio Manager, HALP
William C. Nygren 57	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich 44	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Janet L. Reali 64	Vice President, Secretary and Chief Legal Officer	2001	Director, HAI; Vice President, General Counsel and Secretary, HAI and HALP; General Counsel, Chief Compliance Officer, Anti-Money Laundering Officer and Secretary, HASLP

74 OAKMARK FUNDS

Trustees and Officers (continued)

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#
Robert A. Taylor 42	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President and Director of International Research HAI and HALP; Portfolio Manager and Analyst, HALP
Andrew J. Tedeschi 50	Assistant Treasurer	2008	Controller Fund Administration, HALP
Edward J. Wojciechowski 42	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager, Analyst, HALP

†  Age for Trustees and Officers is as of September 30, 2015.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

Oakmark.com 75

Oakmark Funds

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

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OAKMARK FUNDS

Oakmark.com

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, Allan J. Reich, Burton W. Ruder and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Audit Fees(1)	$243,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$43,950	$39,500
All Other Fees(4)	$65,891	$121,114

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)              “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)              “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)              “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)              “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2015 and September 30, 2014 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $65,891 and $121,114, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)                 Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)                 Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 25, 2015

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	November 25, 2015